                                                                EXHIBIT 10.39




                          SCHAWK, INC. RETIREMENT PLAN
                             FOR PLASTICS EMPLOYEES
                 Amended and Restated Effective January 1, 1996
                  (Except as Specifically Provided Otherwise)

                               TABLE OF CONTENTS

                                                                                                                    PAGE
                                                                                                                    ----
ARTICLE 1
General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         1.1     Purpose  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         1.2     Source of Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         1.3     Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         1.4     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE 2
Eligibility and Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         2.1     Eligibility Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         2.2     Leaves of Absence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

ARTICLE 3
Contributions by Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         3.1     Employer Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         3.2     Before-Tax Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         3.3     Limitations on Before-Tax Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         3.4     Employer Matching Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         3.5     Code Section 401(m) Limitation on Employer Matching Contributions  . . . . . . . . . . . . . . . .   18
         3.6     Multiple Use . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

ARTICLE 4
Participant Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         4.1     No After-Tax Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         4.2     Rollover Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         4.3     Trustee-to-Trustee Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         4.4     Allocation of Trustee-to-Trustee Transfers and Rollover Contributions  . . . . . . . . . . . . . .   23

ARTICLE 5
Accounting Provisions and Allocations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         5.1     Participant's Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         5.2     Investment Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         5.3     Allocation Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
         5.4     Determination of Value of Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
         5.5     Allocation of Net Earnings or Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
         5.6     Allocation of Before-Tax Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
         5.7     Allocation of Employer Matching Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . .   26
         5.8     Provisional Annual Addition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
         5.9     Limitation on Annual Additions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26

ARTICLE 6
Amount of Payments to Participants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
         6.1     General Rule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
         6.2     Normal Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
         6.3     Death  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
         6.4     Disability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
         6.5     Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
         6.6     Resignation or Dismissal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
         6.7     Computation of Period of Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
         6.8     Treatment of Forfeitures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29

ARTICLE 7
Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
         7.1     Commencement and Form of Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
         7.2     Qualified Joint and Survivor Annuity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
         7.3     Pre-Retirement Spouse's Survivor Benefit.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
         7.4     Distributions to Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
         7.5     Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
         7.6     Installment or Deferred Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
         7.7     Form of Elections and Applications for Benefits  . . . . . . . . . . . . . . . . . . . . . . . . .   39
         7.8     Unclaimed Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
         7.9     Loans (effective October 1, 1995). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
         7.10    Withdrawals From Before-Tax Account Prior to Termination of Employment . . . . . . . . . . . . . .   40
         7.11    Withdrawals From Other Accounts Prior to Termination of Employment . . . . . . . . . . . . . . . .   42
         7.12    Facility of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
         7.13    Claims Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43

ARTICLE 8
Top-Heavy Plan Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
         8.1     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
         8.2     Top-Heavy Plan Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47

ARTICLE 9
Powers and Duties of Plan Administrative Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
         9.1     Appointment of Plan Administrative Committee . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
         9.2     Powers and Duties of Administrative Committee  . . . . . . . . . . . . . . . . . . . . . . . . . .   49
         9.3     Administrative Committee Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
         9.4     Consultation with Advisors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
         9.5     Administrative Committee Members as Participants . . . . . . . . . . . . . . . . . . . . . . . . .   51
         9.6     Records and Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
         9.7     Investment Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
         9.8     Designation of Other Fiduciaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51

         9.9     Obligations of Administrative Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
         9.10    Indemnification of Administrative Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . .   52

ARTICLE 10
Trustee and Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
         10.1    Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
         10.2    Payments to Trust Fund and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
         10.3    Trustee's Responsibilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
         10.4    Reversion to an Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54

ARTICLE 11
Amendment or Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
         11.1    Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
         11.2    Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
         11.3    Form of Amendment, Discontinuance of Employer Contributions, and Termination . . . . . . . . . . .   55
         11.4    Limitations on Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
         11.5    Level of Benefits Upon Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
         11.6    Vesting Upon Termination or Discontinuance of Employer Contributions; Liquidation of Trust . . . .   56

ARTICLE 12
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
         12.1    No Guarantee of Employment, Etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
         12.2    Nonalienation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
         12.3    Qualified Domestic Relations Order . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
         12.4    Controlling Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
         12.5    Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
         12.6    Notification of Addresses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
         12.7    Gender and Number  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59

ARTICLE 13
Adoption by Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         13.1    Adoption of Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         13.2    The Plan Sponsor as Agent for Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         13.3    Adoption of Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         13.4    Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         13.5    Data to Be Furnished by Employers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         13.6    Joint Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
         13.7    Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
         13.8    Withdrawal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
         13.9    Prior Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61

                                   ARTICLE 1
                                    General

         1.1 Purpose. It is the intention of the Employer to continue to provide for the administration of the Schawk, Inc. Retirement Plan for Plastic's Employees and a Trust Fund in conjunction therewith for the benefit of eligible employees of the Employer, in accordance with the provisions of Code Sections 401 and 501 and in accordance with other provisions of law relating to profit sharing plans containing a Code Section 401(k) arrangement. Filtertek, Inc. originally established the Plan as a profit sharing plan as of May 1, 1985, and added the Code Section 401(k) arrangement effective as of August 1, 1989. Except as otherwise provided in this Plan or the Trust, upon the transfer by the Employer of any funds to the Trust Fund in accordance with the provisions of this Plan, all interest of the Employer therein shall cease and terminate, and no part of the Trust Fund shall be used for, or diverted to, purposes other than the exclusive benefit of Participants and their beneficiaries.

         1.2 Source of Funds. The Trust Fund shall be created, funded and maintained by contributions of the Employer, by salary deferral contributions elected by the Participants, and by such net earnings as are obtained from the investment of the funds of the Trust Fund.

         1.3 Effective Date. The provisions of the Plan as amended and restated shall be effective as of January 1, 1996, except for certain provisions the effective dates of which are set forth herein. Except as may be required by ERISA or the Code, the rights of any person whose status as an employee of the Employer and all Affiliates has terminated shall be determined pursuant to the Plan as in effect on the date such employment terminated, unless a subsequently adopted provision of the Plan is made specifically applicable to such person.

         1.4 Definitions. Certain terms are capitalized and have the respective meanings set forth in the Plan.

         "Account" means each of the individual accounts established pursuant to Article 5 representing a Participant's allocable share of the Trust Fund.

         "Accounts" means the collective individual accounts established pursuant to Article 5.

         "Actual Deferral Percentage" and "Actual Deferral Percentage Tests" are described in Section 3.3, both as applicable to employees of the Plan Sponsor and its Affiliates generally.

         "Administrative Committee" means the plan administrator and named fiduciary appointed pursuant to Section 9.1.

         "Affiliate" means any corporation or enterprise, other than the Plan Sponsor, which, as of a given date, is a member of the same controlled group of corporations, the same group of trades or businesses under common control or the same affiliated service group, determined in accordance with Code Sections 414(b), (c), (m) or (o), as is the Plan Sponsor. For purposes of determining the amount of a Participant's Annual Addition or Section 415 Compensation and applying the limitations of Code Section 415 set forth in Article 5, "Affiliate" shall include any corporation or enterprise, other than the Plan Sponsor, which, as of a given date, is a member of the same controlled group of corporations or the same group of trades or businesses under common control, determined in accordance with Code Sections 414(b) or (c) as modified by Code
Section 415(h), as is the Plan Sponsor.

         "Annual Addition" means for any Limitation Year, the sum of (a) all Before-Tax Contributions and Employer Matching Contributions allocated to the Accounts of a Participant under this Plan; (b) any employer contributions, forfeitures and employee after-tax contributions allocated to such Participant under any other defined contribution plan maintained by the Employer or an Affiliate; and (c) amounts allocated to an individual medical account as defined in Code Section 415(l)(2) and amounts attributable to post-retirement medical benefits allocated to an account described in Code Section 419A(d)(2) maintained by the Employer or an Affiliate.

         "Basic Before-Tax Contributions" and "Supplemental Before-Tax Contributions" mean with respect to a Participant, the contributions made on behalf of such Participant by the Employer as described in Section 3.2 and, with respect to the Employer, mean the sum of all such contributions made on behalf of all Participants. "Before-Tax Contributions" means, with respect to a Participant, the sum of the Basic Before-Tax Contributions and the Supplemental Before-Tax Contributions made on behalf of such Participant by the Employer as described in Section 3.2 and, with respect to the Employer, means the sum of all such contributions made on behalf of all Participants.

         "Business Day" means any day on which the Federal Reserve, the New York Stock Exchange and the Trustee are all open for business.

         "Code" means the Internal Revenue Code of 1986, as from time to time amended.

         "Compensation" means a Participant's "Considered Compensation," "Section 415 Compensation," or "Total Compensation," as follows:

                 (a) "Considered Compensation" is the Participant's Total Compensation for the Plan Year paid while he/she was a Participant; provided, however, that Considered Compensation shall not include any amount in excess of $150,000 (as adjusted annually by the Secretary of the Treasury for increases in the cost of living); provided, further, that for purposes of the preceding clause, the Considered Compensation of a Participant who is a Highly Compensated Employee and who at any time during the Plan Year is a Five-Percent Owner or a member of the group consisting of the 10 employees of the Employer and all Affiliates paid the greatest Section 415 Compensation for the Plan Year shall include the Considered Compensation of the Participant's spouse or the Participant's child or grandchild under the age of 19 and the $150,000 (as adjusted) limitation shall be applied as if such Participant, spouse, child and grandchild constituted a single Participant and allocated among such individuals pro rata on the basis of Considered Compensation determined before application of the $150,000 (as adjusted) limitation; provided further, that for the first Plan Year in which an employee is a Participant in the Plan, such employee's Total Compensation shall be computed on the basis of the employee's compensation from the Employer for the entire Plan Year.

                 (b) "Section 415 Compensation" for a period is the Participant's compensation (as described in Treasury Regulation Section 1.415-2(d)(1)) paid during the period for personal services actually rendered in the course of employment with the Employer and all Affiliates, excluding deferred compensation and other amounts which receive special tax treatment (as described in Treasury Regulation Section 1.415- 2(d)(2)).

                 (c) "Total Compensation" for a period is the Participant's wages as defined in Code Section 3401(a) for purposes of income tax withholding at the source, and all other payments of compensation to the Participant by the Employer for which the Employer is required to furnish the Participant a written statement under Code Sections 6041(d) and 6051(a)(3), but determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

         "Contribution Percentage" and "Contribution Percentage Tests" are described in Section 3.5.

         "Defined Benefit Dollar Limitation" means an amount equal to $90,000, or, if greater, the amount in effect as of the last day of the Limitation Year under Code Section 415(b)(1)(A), as adjusted by the Secretary of the Treasury pursuant to Code Section 415(d).

         "Defined Contribution Dollar Limitation" means an amount equal to $30,000 or, if greater, one-fourth of the Defined Benefit Dollar Limitation, prorated for any Limitation Year of less than 12 months; provided that, for purposes of Section 5.10(a)(ii), such amount shall be reduced by the amounts allocated to any medical accounts described in subsection (c) of "Annual Addition."

         "Determination Date" is the applicable Valuation Date (as determined below) on which the balance of a Participant's Accounts in the Trust Fund shall be determined for purposes of determining the amount distributable from the Trust Fund to the Participant, or in the event of his/her death, his/her beneficiary pursuant to Articles 6 and 7:

                 (a) In the case where the balance of a Participant's Accounts is to be determined upon his/her termination of employment for purposes of distribution, the applicable Valuation Date shall be the Valuation Date coinciding with such termination of employment; provided, however, that if the Participant or beneficiary does not elect to commence distribution of such Accounts until after the termination of employment, then the applicable Valuation Date shall be the Valuation Date immediately preceding the date such distribution is made.

                 (b) In the case where the balance of a Participant's Account or Accounts is to be determined prior to his/her termination of employment for purposes of a distribution to the Participant in accordance with
Article 7 or because of termination of the Plan in accordance with Article 11, the applicable Valuation Date shall be the Valuation Date immediately preceding the date of such determination.

         "Eligible Employee" means any employee of the Employer employed in a participating company, division or unit as set forth in Exhibit A who is not a Leased Employee or a Member of a Collective Bargaining Unit.

         "Eligibility Period" is a one-year period used for the purpose of determining when an employee is eligible to participate in the Plan. An employee's first "Eligibility Period" shall commence on the date on which he/she first completes an Hour of Service. Subsequent Eligibility Periods shall commence on the first day of each Plan Year which begins after said date. Notwithstanding the foregoing, the initial Eligibility Period of a former employee who is reemployed after incurring one or more One-Year Breaks in Service and who is not eligible for immediate participation pursuant to Section 2.1(c), shall commence on the date on which he/she first completes an Hour of Service after such One-Year Break in Service, and subsequent Eligibility Periods shall commence on the first day of each Plan Year which begins after said date.

         "Employer" means the Plan Sponsor and any Affiliate which adopts this Plan pursuant to Article 13.

         "Entry Date" means each January 1 and each July 1.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

         "Excess Forfeiture Suspense Account" is the account described in
Section 5.9.

         "Excess Tentative Employer Contribution" is the excess contribution described in Section 5.9.

         "Family Group" means all Family Members of a Highly Compensated Employee who is a Five-Percent Owner or who is a member of the group consisting of the 10 employees of the Employer and all Affiliates paid the greatest
Section 415 Compensation during the Plan Year. If two or more Family Groups include common Family Members, such Family Groups shall be aggregated as one Family Group.

         "Family Member" means a Highly Compensated Employee who is a Five-Percent Owner or who is a member of the group consisting of the 10 employees of the Employer and all Affiliates paid the greatest Section 415 Compensation during the Plan Year, and any individual who is the spouse, lineal ascendant or descendant, or the spouse of a lineal ascendant or descendant, of such Five-Percent Owner or such member.

         "Five-Percent Owner" means an employee described in Code Section 416(i)(1).

         "Highly Compensated Employee" means, for the Determination Year, an employee of the Employer or an Affiliate who was a Participant eligible during the Plan Year to make Before-Tax Contributions and who:

                 (a)      during the Lookback Year:

                          (i)     was a Five-Percent Owner; or

                          (ii) received Section 415 Compensation in excess of $75,000 (as adjusted annually for increases in the cost of living by the Secretary of the Treasury); or

                          (iii) received Section 415 Compensation in excess of $50,000 (as adjusted annually for increases in the cost of living by the Secretary of the Treasury) and was among the top 20% of the employees (including those employees excludable under Code Section 414(q)(8)) when ranked on the basis of Section 415 Compensation paid for that year; or

                          (iv)    was an officer of the Employer or an
         Affiliate and received Section 415 Compensation in excess of one-half of the Defined Benefit Dollar Limitation for that year, provided that for this purpose, no more than 50 employees (or if lesser the greater of 3 or 10% of all employees) shall be treated as officers, or if there is no such officer, was the highest paid officer of the Employer or an Affiliate for that year; or

                 (b)      at any time during the Determination Year:

                          (i)     is a Five-Percent Owner; or

                          (ii) is a member of a group consisting of the 100 employees who received the greatest Section 415 Compensation during that Plan Year and would be a member of the group of employees described in subsection (a)(ii), (iii) or (iv) above for the Determination Year. For any Plan Year, the Administrative Committee may, to the extent permitted by law, elect to apply the provisions of this subsection (b)(ii) without regard to the limitation of the group to 100 employees.

         For purposes of this definition, "Determination Year" means the current Plan Year and "Lookback Year" means the preceding Plan Year or, at the election of the Plan Sponsor, the calendar year ending with or within the Determination Year.

         To the extent required by Code Section 414(q)(9), a former employee who was a Highly Compensated Employee when he/she separated from service with the Employer and all Affiliates or at any time after attaining age 55 shall be treated as a Highly Compensated Employee.

         For purposes of determining a Highly Compensated Employee, Section 415 Compensation shall be determined without regard to Code Sections 125, 402(a)(8), 402(h)(1)(B), and employee contributions made pursuant to a salary reduction agreement under Code Section 403(b).

         For purposes of applying the tests described in Sections 3.3(b)(i)(A) and 3.3(b)(i)(B) separately with respect to the employees of Filtertek de Puerto Rico, Inc., as provided in Section 3.3(b)(iv), "Highly Compensated Employee" means any employee of Filtertek de Puerto Rico, Inc. who is more highly compensated than two-thirds of all Eligible Employees employed by Filtertek de Puerto Rico, Inc., on the basis of each such employee's own Considered Compensation (but not including the Considered Compensation of members of any such employee's Family Group), and "Non-Highly Compensated Employee" means each other employee of Filtertek de Puerto Rico, Inc. who is not a Highly Compensated Employee for these purposes.

         "Highly Compensated Family Member" means a Family Member who is a Highly Compensated Employee without application of the family aggregation rules of Code Section 414(q)(6).

         "Hour of Service" is:

                 (a) each hour for which an employee is paid or entitled to payment for the performance of duties for the Employer or an Affiliate;

                 (b) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliate; and

                 (c) each hour for which an employee is paid or entitled to payment for a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, layoff, jury duty, military duty, or leave of absence. In crediting Hours of Service pursuant to this subparagraph (c), all payments made or due shall be taken into account, whether such payments are made directly by the Employer or an Affiliate or indirectly (e.g., through a trust fund or insurer to which the Employer or an Affiliate makes payments, or otherwise), except that:

                          (i) no more than 501 such Hours of Service shall be credited for any continuous period during which the employee performs no duties;

                          (ii) no such Hours of Service shall be credited if payments are made or due under a plan maintained solely for the purpose of complying with any workers' compensation, unemployment compensation or disability insurance laws; and

                          (iii) no such Hours of Service shall be credited for payments which are made solely to reimburse the employee for medical or medically related expenses.

The Hours of Service, if any, for which an employee is credited for a period in which he/she performs no duties shall be computed and credited to computation periods in accordance with 29 C.F.R. 2530.200b-2 and other applicable regulations promulgated by the Secretary of Labor. For purposes of computing the Hours of Service to be credited to an employee for whom a record of hours worked is not maintained, an employee shall be credited with 45 Hours of Service for each week in which he/she completes at least one Hour of Service. In addition, an employee shall be credited with Hours of Service for each week the employee is on a leave of absence in accordance with Section 2.2.

         "Individual Beneficiary" means a natural person designated by the Participant in accordance with Section 7.5 to receive all or any portion of the amounts remaining in the Participant's Accounts at the time of the Participant's death. "Individual Beneficiary" also means a natural person who is a beneficiary of a trust designated by the Participant in accordance with
Section 7.5 to receive all or a portion of such amount, provided the trust complies with the requirements of Code Section 401(a)(9) and regulations promulgated thereunder, including that the trust is irrevocable, the beneficiaries with respect to the trust's interest in the Participant's Accounts are identifiable from the trust agreement and a copy of the trust agreement is provided to the Administrative Committee.

         "Leased Employee" means any individual who is not an employee of the Employer or an Affiliate and who provides services for the Employer or an Affiliate if:

                 (a) such services are provided pursuant to an agreement between the Employer or an Affiliate and any other person;

                 (b) such individual has performed such services for the Employer or an Affiliate (or a related person within the meaning of Code
Section 144(a)(3)) on a substantially full-time basis for a period of at least one year; and

                 (c) such services are of a type historically performed by employees in the business field of the Employer or an Affiliate.

         "Limitation Year" means the Plan Year.

         "Employer Matching Contributions" means the contributions described in
Section 3.4.

         "Member of a Collective Bargaining Unit" means any employee who is included in a collective bargaining unit and whose terms and conditions of employment are or were covered by a collective bargaining agreement if there is evidence that retirement benefits were the subject of good-faith bargaining between representatives of such employee and the Employer, unless such collective bargaining agreement makes this Plan applicable to such employee.

         "Multiple Use" is defined in Section 3.6(a).

         "Non-Highly Compensated Employee" means, for any Plan Year, any employee of the Employer or Affiliate who (a) at any time during the Plan Year was a Participant eligible to make Before-Tax Contributions and (b) was not a Highly Compensated Employee for such Plan Year.

         "Normal Retirement Date" means a Participant's 65th birthday.

         "One-Percent Owner" means an employee described in Code Section 416(i)(1).

         "One-Year Break in Service" is a Plan Year in which an employee completes 500 Hours of Service or less, and on the last day of which the Participant is not employed by the Employer or an Affiliate. Solely for purposes of determining whether a One-Year Break in Service has occurred, "Hours of Service" shall also include each hour for which the employee otherwise would normally have been credited but for the employee's absence on a maternity or paternity absence. A maternity or paternity absence is an absence from work:

                 (a)      by reason of the pregnancy of the employee;

                 (b)      by reason of the birth of a child of the employee;

                 (c) by reason of the placement of a child with the employee in connection with the adoption of such child by the employee; or

                 (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

Any employee requesting such credit shall promptly furnish the Administrative Committee such information as the Administrative Committee requires to show that the absence from work is a maternity or paternity absence and the number of days for which there was such an absence. No more than 501 hours shall be credited for a maternity or paternity absence. All such hours shall be credited in the Plan Year in which the absence begins if necessary to prevent a One-Year Break in Service in such Plan Year. If such hours are not necessary to prevent a One-Year Break in Service in such Plan Year, the hours shall be credited in the succeeding Plan Year if necessary to prevent a One-Year Break in Service in such Plan Year. In the event the Administrative Committee is unable to determine the hours which otherwise would normally have been credited for such absence, the employee shall be credited with 8 hours per day.

         "Participant" means:

                 (a) a current employee of the Employer or an Affiliate who has become a Participant in the Plan pursuant to Section 2.1 or;

                 (b) a former employee for whose benefit an Account in the Trust Fund is maintained.

         "Plan" means the Schawk, Inc. Retirement Plan for Plastic's Employees.

         "Plan Sponsor" means Schawk, Inc.

         "Plan Year" means the calendar year.

         "Provisional Annual Addition" is the amount described in Section 5.8.

         "Required Beginning Date" means:

                 (a) for a Participant whose 70th birthday occurs on or after July 1, 1988, the April 1 following the calendar year in which the Participant attains age 70-1/2;

                 (b) for a Participant whose 70th birthday occurred prior to July 1, 1987, the April 1 following the later of the calendar year in which the Participant attains age 70-1/2 or the calendar year in which the Participant terminates employment; or

                 (c) for a Participant whose 70th birthday occurred prior to July 1, 1987 and who at any time during or after the calendar year in which he/she attained age 66-1/2 was or became a Five-Percent Owner, the April 1 following the later of (i) the calendar year in which he/she attained age 70-1/2 or (ii) the earlier of the calendar year in which he/she became a Five-Percent Owner or his/her employment terminates.

         "Rollover Contribution" means (a) all or a portion of a qualified total distribution received by an employee from another qualified plan which is eligible for tax-free rollover to a qualified plan and which is transferred by the employee to this Plan within 60 days following his/her receipt thereof; (b) amounts transferred to this Plan from a conduit individual retirement account which has no assets other than assets (and the earnings thereon) which were (i) previously distributed to the employee by another qualified plan as a qualified total distribution, (ii) eligible for tax-free rollover to a qualified plan and
(iii) deposited in such conduit individual retirement account within 60 days of receipt thereof; (c) amounts distributed to the employee from a conduit individual retirement account meeting the requirements of (b) above, and transferred by the employee to this Plan within 60 days of his/her receipt thereof from such conduit individual retirement account; and (d) amounts transferred directly to this Plan by the trustee of another qualified plan pursuant to the provisions of Code Section 401(a)(31) and to any other related laws and regulations as in effect at the time of such transfer.

         "Tentative Employer Contribution" is the contribution described in
Section 3.1.

         "The 1.25 Test" is the test described in Sections 3.3(b)(i)(A) and 3.5(a)(i).

         "The 2.0 Test" is the test described in Sections 3.3(b)(i)(B) and 3.5(a)(ii).

         "Trust" or "Trust Fund" means the Trust established in accordance with
Article 10.

         "Trustee" means the Trustee or Trustees under the Trust referred to in
Article 10.

         "Trustee-to-Trustee Transfer" means a transfer to the Trustee from the trustee of a pension benefit plan qualified under Code Section 401(a), or a plan treated as qualified under Code Section 401(a), which plan provides for such transfers for the benefit of a Participant who is a participant in said plan.

         "Valuation Date" means any Business Day.

         "Year of Service" is any Plan Year in which an employee completes 1,000 or more Hours of Service, including any Plan Year prior to the date the employee first participates in the Plan.

                                   ARTICLE 2
                         Eligibility and Participation

         2.1     Eligibility Requirements.

                 (a) Every Participant who is employed by the Employer or Filtertek de Puerto Rico, Inc. on January 1, 1996 shall continue to be eligible to participate in the Plan as of such date.

                 (b) An Eligible Employee shall first be eligible to participate, if he/she is then employed by the Employer, on the Entry Date coinciding with or next following the later of:

                          (i) the completion of 1000 Hours of Service during an Eligibility Period; or

                          (ii)    his/her 18th birthday.

                 (c) Any former employee of the Employer or an Affiliate who was a Participant or could have become a Participant under subsection (b) above had he/she been employed on a prior Entry Date, and is reemployed by the Employer as an Eligible Employee, shall be eligible to participate on the Entry Date coincident with or next following such reemployment if such employee:

                          (i)     has not incurred a One-Year Break in Service;
         or

                          (ii) had a nonforfeitable right to any part of the balance in his/her Matching Account on the date his/her most recent employment with the Employer and all Affiliates terminated (or would have had such right if he/she had been a Participant); or

                          (iii) has attained age 18 and the number of consecutive One-Year Breaks in Service which such employee incurred since his/her most recent termination of employment with the Employer and all Affiliates is less than the greater of 5 or the aggregate number of Eligibility Periods in which he/she completed 1,000 Hours of Service before such One-Year Breaks in Service (excluding any Eligibility Periods previously disregarded).

         2.2 Leaves of Absence. An employee shall be credited with 45 Hours of Service for each full week the employee is on a leave of absence, if he/she is not otherwise credited with such Hours of Service. Any such leave of absence must be granted in writing and pursuant to the Employer's established leave policy, which shall be administered in a uniform and nondiscriminatory manner to similarly situated employees.

                                   ARTICLE 3
                           Contributions by Employer

         3.1     Employer Contributions.

                 (a) Subject to the right reserved to the Employer to alter, amend or discontinue this Plan and the Trust, the Employer shall for each Plan Year contribute to the Trust Fund an amount equal to the sum of:

                          (i)     the Before-Tax Contributions; and

                          (ii)    the Employer Matching Contribution.

Such sum, which is known as the Tentative Employer Contribution, shall be reduced by an amount equal to the Excess Tentative Employer Contribution (as provided in Section 5.9).

                 (b) In the event that the Tentative Employer Contribution, as reduced by the Excess Tentative Employer Contribution, exceeds the amount deductible by the Employer for said year for federal income tax purposes, then such Tentative Employer Contribution shall be further reduced in an amount equal to such excess (the "Employer Excess Contribution") as follows:

                          (i)     first, the Supplemental Before-Tax
         Contributions allocated to the Before-Tax Accounts of Participants for such Plan Year shall be reduced by the lesser of an amount equal to the Employer Excess Contribution or such Supplemental Before-Tax Contributions. A Participant's share of such reduction for such Plan Year shall be in the same ratio that his/her share in the Supplemental Before-Tax Contributions (before reduction) bears to the shares of all Participants in the Supplemental Before-Tax Contributions (before reduction) for such Plan Year; and

                          (ii) second, to the extent that any Employer Excess Contribution remains after application of (i) above, then the Employer Matching Contribution allocated to the Matching Accounts of Participants and the Basic Before-Tax Contributions allocated to the Before-Tax Accounts of Participants for such Plan Year will each be reduced proportionately in an amount equal to the lesser of the Employer Excess Contribution for such Plan Year less the reduction determined in (i) above for such Plan Year and the sum of the Employer Matching Contribution and Basic Before-Tax Contribution for such Plan Year. A Participant's share of such reduction for such Plan Year shall be in the same ratio that his/her share in the Employer Matching Contribution and Basic Before-Tax Contributions (before reduction) bears to the shares of all Participants in such contributions (before reduction) for such Plan Year.

         3.2 Before-Tax Contributions. Subject to the provisions of Sections 3.1 and 3.3, each Participant may for each Plan Year elect to have the Employer make a Basic Before-Tax Contribution on his/her behalf in an amount not in excess of the amount designated to be matched by the Employer pursuant to Section 3.4 (rounded to the nearest dollar) of his/her Considered Compensation. Each Participant may in addition to his/her Basic Before-Tax Contributions elect to have the Employer make a Supplemental Before-Tax Contribution on his/her behalf in an amount which, when added to the amount of the Basic Before-Tax Contribution, does not exceed 18% (rounded to the nearest dollar) of the full amount of his/her Considered Compensation; provided, however, that the Participants employed by Filtertek de Puerto Rico, Inc. may not elect a Supplemental Before-Tax Contribution in excess of 8% (rounded to the nearest dollar) of Considered Compensation (or such greater percentage as may be permitted by the Puerto Rico Income Tax Act as in effect from time to time). Such elections shall be subject to change as of any January 1 or July 1, upon advance written notice to the Administrative Committee in accordance with such procedures as the Administrative Committee shall require. A Participant may elect to suspend his/her Before-Tax Contributions prospectively, upon advance written notice to the Administrative Committee in accordance with such procedures as the Administrative Committee shall require; provided, however, that a Participant who suspends his/her Before-Tax Contributions shall not be permitted to elect to resume his/her Before-Tax Contributions until the next January 1 or July 1. Notwithstanding the foregoing, the Employer may, in accordance with Internal Revenue Service regulations, elect to permit Participants in any division or unit of that Employer to elect to have the Employer make a Basic Before-Tax Contribution on his/her behalf in an amount not in excess of the percentage designated by such Employer. Further notwithstanding the foregoing, for any succeeding Plan Year, the Employer may change the level of, or eliminate, such Basic Before-Tax and Supplemental Before-Tax Contributions by announcing the change to Participants on or before the first day of any such Plan Year.

         3.3     Limitations on Before-Tax Contributions.

                 (a) In no event shall a Participant's Before-Tax Contributions during any calendar year exceed the dollar limitation contained in Code Section 402(g) in effect at the beginning of such calendar year; provided, however, that the Before-Tax Contributions of each Participant who is employed by Filtertek de Puerto Rico, Inc. may not exceed $7,000 in any calendar year (or such greater amount as may be permitted pursuant to the Puerto Rico Income Tax Act as in effect from time to time). If a Participant's Before-Tax Contributions, together with any additional elective contributions to a qualified cash or deferred arrangement, and any elective deferrals under a tax-sheltered annuity program or a simplified employee pension plan, exceed such dollar limitation for any calendar year, such excess, and any earnings allocable thereto, shall be distributed to the Participant by April 15 of the following year; provided that, if such excess contributions were made to a plan or arrangement not maintained by the

Employer or an Affiliate, the Participant must first notify the Administrative Committee of the amount of such excess allocable to this Plan by March 1 of the following year.

                 (b) Notwithstanding any other provision of this Plan to the contrary, the Before-Tax Contributions for the Highly Compensated Employees for the Plan Year shall be reduced in accordance with the following provisions:

                          (i) The Before-Tax Contributions and Employer Matching Contributions of the Highly Compensated Employees shall be reduced if neither of the Actual Deferral Percentage Tests set forth in (A) or (B) below is satisfied:

                                  (A)      The 1.25 Test.  The Actual Deferral
                 Percentage of the Highly Compensated Employees is not more than the Actual Deferral Percentage of the Non-Highly Compensated Employees multiplied by 1.25.

                                  (B)      The 2.0 Test.  The Actual Deferral
                 Percentage of the Highly Compensated Employees is not more than 2 percentage points greater than the Actual Deferral Percentage of the Non-Highly Compensated Employees and the Actual Deferral Percentage of the Highly Compensated Employees is not more than the Actual Deferral Percentage of the Non-Highly Compensated Employees multiplied by 2.0.

                          (ii)    (A)      As used in this subsection, "Actual
         Deferral Percentage" means the average of the ratios of each   Highly
         Compensated Employee's or Non-Highly Compensated Employee's, as the case may be, Before-Tax Contributions which were allocated to the Participant's Before-Tax Account with respect to the Plan Year, to each such Participant's Considered Compensation for the Plan Year.

                                  (B)      If a Highly Compensated Employee is
                 a member of a Family Group, such Family Group shall constitute a single Highly Compensated Employee. The Actual Deferral Percentage of such Family Group shall be the aggregate Actual Deferral Percentage of all Family Members, and the Actual Deferral Percentage of each Family Member shall be disregarded for purposes of the Actual Deferral Percentage Tests. Notwithstanding the foregoing, this clause (B) shall not apply for purposes of applying the tests described in Sections 3.3(b)(i)(A) and 3.3(b)(i)(B) separately with respect to the employees of Filtertek de Puerto Rico, Inc., as provided in
                 Section 3.3(b)(iv).

                                  (C)      All Before-Tax Contributions made
                 under this Plan and all before-tax and fully-vested matching contributions made under any other plan that is aggregated with this Plan for purposes of Code Sections 401(a)(4) and 410(b) shall be treated as made under a single plan. If any plan is permissively aggregated with this Plan for purposes of Code Section 401(k), the aggregated plans must also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan. The Actual Deferral Percentage ratios of any Highly Compensated Employee will be determined by treating all plans subject to Code Section 401(k) under which the Highly Compensated Employee is eligible as a single plan.

                          (iii) If neither Actual Deferral Percentage Test is satisfied as of the end of the Plan Year, the Administrative Committee shall cause the Before-Tax Contributions for the Highly Compensated Employees to be reduced and refunded to each such Highly Compensated Employee until either Actual Deferred Percentage Test is satisfied. The sequence of such reductions and refunds shall begin with Highly Compensated Employees who elected to defer the greatest percentage, starting with the Supplemental Before-Tax Contributions, then the second greatest percentage, continuing until either Actual Deferred Percentage Test is satisfied. For example, all Highly Compensated Employees who elected an 18% contribution shall have their Supplemental Before-Tax Contributions reduced from 18% to 17%. If neither Actual Deferral Percentage Test is then satisfied, all Highly Compensated Employees who elected Supplemental Before-Tax Contributions of 17% shall have their Supplemental Before-Tax Contributions reduced from 17% to 16%. This process shall continue through the Supplemental Before-Tax Contributions and continuing with the Basic Before-Tax Contributions and Employer Matching Contributions on a pro rata basis until either Actual Deferral Percentage Test is satisfied. Once either Actual Deferral Percentage Test is satisfied, the Administrative Committee shall direct the Trustee to distribute to the appropriate Highly Compensated Employees the amount of the reduction of the Before-Tax Contributions of each such Highly Compensated Employee and to treat as forfeitures the appropriate amount of Employer Matching Contributions, together with the net earnings or losses allocable thereto. The Administrative Committee shall designate such distribution and forfeiture as a distribution and forfeiture of excess contributions, determine the amount of the allocable net earnings or losses to be distributed in accordance with subsection (c) below, and cause such distributions and forfeitures to occur prior to the end of the Plan Year following the Plan Year in which the excess Before-Tax Contributions were made.

                          (iv)    Notwithstanding anything in this subsection
         (b) to the contrary, the provisions of this subsection shall apply separately with respect to each group of employees who are Members of a Collective Bargaining Unit (if any) and the group of employees who are not Members of a Collective Bargaining Unit; provided further, that the provisions of this subsection shall apply separately with respect to the employees of Filtertek de Puerto Rico, Inc., with the comparisons between Highly Compensated Employees and Non-highly Compensated Employees made instead between the group consisting of the one-third of employees of Filtertek de Puerto Rico, Inc. with the highest compensation, regardless of family aggregation, and the remaining two-thirds of the employees of Filtertek de Puerto Rico, Inc., as described in the definition of Highly Compensated Employee found in
         Section 1.4.

                          (c)     (i)      Net earnings or losses to be
         refunded with the excess Before-Tax Contributions shall be equal to the net earnings or losses on such contributions for the Plan Year in which the contributions were made.

                                  (ii)     The net earnings or losses allocable
         to the excess Before-Tax Contributions for the Plan Year shall be determined in the manner set forth in Section 5.5.

                 (d) Net earnings or losses to be treated as forfeitures together with the Employer Matching Contributions shall be equal to the net earnings or losses on such contributions for the Plan Year in which the contributions were made. Net earnings or losses on Employer Matching Contributions shall be determined in the same manner as in subsection (c) above, except that the phrases "Employer Matching Contribution" and "Matching Account" shall be substituted for the phrases "Before-Tax Contribution" and "Before-Tax Account" wherever used therein.

                 (e) Any excess contributions distributed to a Family Group and treated as forfeitures pursuant to the reductions in subsection
(b)(iii) above shall be allocated to each Family Member in the same proportion that such Family Member's Before-Tax Contributions and Employer Matching Contributions bear to the aggregate Before-Tax Contributions and Employer Matching Contributions of the Family Group.

                 (f) Any Employer Matching Contribution treated as a forfeiture pursuant to subsection (b) above shall be used to reduce the Employer Matching Contribution in Section 3.4.

                 (g) The Administrative Committee may adopt such rules as it deems necessary or desirable to:

                          (i) impose limitations during a Plan Year on the percentage of Before-Tax Contributions elected by Participants pursuant to Section 3.2 for the purpose of avoiding the necessity of adjustments pursuant to this Section or Section 5.9; or

                          (ii) increase during a Plan Year the percentage of Considered Compensation with respect to which a Participant may elect a Before-Tax Contribution for the purpose of providing Participants with the opportunity to increase their Before-Tax Contributions within the limitations of this Section 3.3.

                 (h) The amount of the Before-Tax Contributions to be made pursuant to a Participant's election shall reduce the compensation otherwise payable to him/her by the Employer.

                 (i) The amount of each Participant's Basic Before-Tax Contributions and Supplemental Before-Tax Contributions as determined under this Section 3.3 is subject to the provisions of Section 5.9.

         3.4     Employer Matching Contribution.  Subject to the provisions of
Section 3.1, each Employer shall pay to the Trustee for the Plan Year beginning January 1, 1996, $1 for each $1 of Basic Before-Tax Contributions (as determined by the Employer for each Plan Year) made on behalf of each Participant employed by such Employer. Notwithstanding the foregoing, for any succeeding Plan Year, the Employer may change the rate of, or eliminate, such contribution by announcing the change to the Participants on or before the first day of any such Plan Year. Such contribution is known as the "Matching Employer Contribution."

         3.5 Code Section 401(m) Limitation on Employer Matching Contributions. Notwithstanding any other provision to the contrary, the Employer Matching Contributions of the Highly Compensated Employees (after any reduction under Section 3.3(b)(iii)) shall be reduced in accordance with the following provisions; provided, however, that to the extent not required by the Puerto Rico Income Tax Act, such reductions shall not be made, nor shall such provisions be applied separately, with respect to the employees of Filtertek de Puerto Rico, Inc.:

                 (a) The Employer Matching Contributions of the Highly Compensated Employees shall be reduced if neither of the Contribution Percentage Tests set forth in (i) or (ii) below is satisfied:

                          (i) The 1.25 Test. The Contribution Percentage of the Highly Compensated Employees is not more than the Contribution Percentage of all Non-Highly Compensated Employees multiplied by 1.25.

                          (ii) The 2.0 Test. The Contribution Percentage of the Highly Compensated Employees is not more than 2 percentage points greater than the Contribution Percentage of all Non-Highly Compensated Employees, and the Contribution Percentage of the Highly Compensated Employees is not more than the Contribution Percentage of all Non-Highly Compensated Employees multiplied by 2.0.

                 (b)      (i)     As used in this Section 3.5, "Contribution
         Percentage" means the average of the ratios of each Highly Compensated Employee's or Non-Highly Compensated Employee's, as the case may be, share of the Employer Matching Contributions which were allocated to the Participant's appropriate Account with respect to the Plan Year, to each such Participant's Considered Compensation for the Plan Year.

                          (ii) If a Highly Compensated Employee is a member of a Family Group, such Family Group shall constitute a single Highly Compensated Employee. The Contribution Percentage of such Family Group shall be the aggregate Contribution Percentage of all Family Members and the Contribution Percentage of each Family Member shall be disregarded for purposes of the Contribution Percentage Tests.

                          (iii) All Employer Matching Contributions made under this Plan and all employee contributions and matching contributions made under any other plan that is aggregated with this Plan for purposes of Code Sections 401(a)(4) and 410(b) shall be treated as made under a single plan. If any plan is permissively aggregated with this Plan for purposes of Code Section 401(m), the aggregated plans must also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan. The Contribution Percentage ratio of any Highly Compensated Employee will be determined by treating all plans subject to Code Section 401(m) under which the Highly Compensated Employee is eligible as a single plan.

                 (c) If neither Contribution Percentage Test is satisfied as of the end of the Plan Year, the Administrative Committee shall cause the Employer Matching Contributions of the Highly Compensated Employees to be reduced and refunded or forfeited until either Contribution Percentage Test is satisfied. The sequence of such reductions and refunds or forfeitures shall begin with Highly Compensated Employees who received the greatest percentage of Employer Matching Contributions and then shall proceed with each lesser percentage until either Contribution Percentage Test is satisfied. For example, all Highly Compensated Employees who received a 3% Employer Matching Contribution shall have their Employer Matching Contributions reduced from 3% to 2%. If neither Contribution Percentage Test is then satisfied, all Highly Compensated Employees who received a 2% Employer Matching Contribution (including those reduced to 2% as provided above) shall have their Employer Matching Contributions reduced from 2% to 1%. This process shall be applied through any and all remaining Employer Matching Contributions until either Contribution Percentage Test is satisfied. Once either Contribution Percentage Test is satisfied, the Administrative Committee shall direct the Trustee to refund the appropriate amount of vested Employer Matching Contributions, together with the net earnings or losses allocable thereto, and to treat as a forfeiture the appropriate amount of non-vested Employer Matching Contributions, together with the net earnings or losses allocable thereto. The Administrative Committee shall designate such refunds and forfeitures as refunds and forfeitures of excess contributions, determine the amount of the allocable net earnings or losses to be distributed in accordance with subsection (d) below, and cause such refunds and forfeitures to occur prior to the end of the Plan Year following the Plan Year in which such excess Employer Matching Contributions were made.

                 (d) Notwithstanding anything in this Section 3.5 to the contrary, the provisions of subsection (a) shall apply separately with respect to each group of employees who are Members of a Collective Bargaining Unit (if any) and the group of employees who are not Members of a Collective Bargaining Unit.

                 (e) Net earnings or losses to be refunded or treated as forfeitures together with the Employer Matching Contributions shall be equal to the net earnings or losses on such contributions for the Plan Year in which the contributions were made. Net earnings or losses shall be determined in the same manner as in Section 3.3(c), except that the phrases "Employer Matching Contribution" and "Matching Account" shall be substituted for the phrases "Before-Tax Contribution" and "Before-Tax Account" wherever used therein.

                 (f) Excess Employer Matching Contributions refunded or treated as forfeitures with respect to a Family Group shall be allocated to each Family Member in the same proportion that such Family Member's Employer Matching Contributions bear to the aggregate Employer Matching Contributions of the Family Group.

                 (g) Any Employer Matching Contributions which are treated as forfeitures pursuant to subsection (c) above shall be used to reduce the Employer Matching Contribution in Section 3.4.

         3.6     Multiple Use.

                 (a) This Section 3.6 will be applicable if The 2.0 Test is used to satisfy both the Actual Deferral Percentage Test and the Contribution Percentage Test. If this Section 3.6 is applicable, the Administrative Committee shall determine whether a "Multiple Use" has occurred, and if such a Multiple Use has occurred, the Employer Matching Contributions of the Highly Compensated Employees shall be reduced in accordance with the provisions of subsection (c) below.

                 (b) A Multiple Use occurs when for the Highly Compensated Employees, the sum of the Actual Deferral Percentage used to satisfy The 2.0 Test plus the Contribution Percentage used to satisfy The 2.0 Test exceeds the "Aggregate Limit." The Aggregate Limit is the greater of (i) or (ii) below, determined as follows:

                          (i)     (A)      First, multiply 1.25 by the greater
                 of (I) the Actual Deferral Percentage, or (II) the Contribution Percentage of the Non-Highly Compensated Employees;

                                  (B) Second, add 2.0 to the lesser of (I) or (II) above provided that such sum shall not exceed 2 times the lesser of (I) or (II) above; and

                                  (C)      Finally, add the results from (A)
                 and (B) to determine the Aggregate Limit; or

                          (ii)    (A)      First, multiply 1.25 by the lesser
                 of (I) the Actual Deferral Percentage, or (II) the Contribution Percentage of the Non-Highly Compensated Employees;

                                  (B)      Second, add 2.0 to the greater of
                 (I) or (II) above provided that such sum shall not exceed 2 times the greater of (I) or (II) above; and

                                  (C)      Finally, add the results from (A)
                 and (B) to determine the Aggregate Limit.

                 (c) If a Multiple Use has occurred, such Multiple Use shall be corrected by reducing the Contribution Percentage of Highly Compensated Employees in accordance with the provisions of Section 3.5(d) until the sum of the Actual Deferral Percentage plus the Contribution Percentage for the Highly Compensated Employees equals the Aggregate Limit.

                 (d) Net earnings or losses to be refunded or treated as forfeitures together with the excess Employer Matching Contributions shall be equal to the net earnings or losses on such contributions for the Plan Year in which the contributions were made. Net earnings or losses shall be determined in the same manner as in Section 3.3(c) except that the phrases "Employer Matching Contribution" and "Matching Account" shall be substituted for the phrases "Before-Tax Contribution" and "Before-Tax Account" wherever used therein.

                 (e) Any Employer Matching Contributions which are treated as forfeitures pursuant to subsection (c) above shall be used to reduce the Employer Matching Contribution in Section 3.4.

                                   ARTICLE 4
                           Participant Contributions

         4.1 No After-Tax Contributions. No Participant shall be required or permitted to make any after-tax contributions to the Plan.

         4.2     Rollover Contribution.

                 (a) A Rollover Contribution may be transferred in cash to the Trust Fund for the benefit of an Eligible Employee with the permission of the Administrative Committee. Prior to accepting any transfer which is intended to be a Rollover Contribution, the Administrative Committee may require the Eligible Employee to establish that the amount to be transferred meets the definition of a Rollover Contribution and any other limitations of the Code applicable to such transfers.

                 (b) An Eligible Employee who is not eligible to participate in the Plan solely by reason of failing to meet the eligibility requirements of Article 2 and who reasonably expects to become a Participant when such requirements are met, may be a Participant in the Plan solely for the limited purposes of making a Rollover Contribution, and taking actions with respect to his/her Rollover Account for the purpose of investment options in accordance with Section 5.2, subject to the same conditions as any other Participant.

                 (c) If the Administrative Committee determines after a Rollover Contribution has been made that such Rollover Contribution did not in fact constitute a Rollover Contribution as defined in Section 1.4, the amount of such Rollover Contribution and any earnings thereon shall be returned to the Eligible Employee.

                 (d) Each Eligible Employee's Rollover Contribution shall be credited to his/her Rollover Account and invested in accordance with Section
5.2. A Participant's Rollover Account shall be fully vested and nonforfeitable.

                 (e) Subject to the provisions of Article 7, a Participant's Rollover Account shall be distributed to the Participant (or his/her beneficiary in the event of his/her death) at the time and in the manner directed by the Participant.

         4.3     Trustee-to-Trustee Transfers.

                 (a) If permitted by the Administrative Committee, an Eligible Employee may elect to have a Trustee-to-Trustee Transfer made to the Trust consisting of (i) employer contributions made on his/her behalf and (ii) all earnings related to employer and employee contributions (to the extent earnings related to employee contributions may be legally transferred without the transfer of the underlying employee contributions).

                 (b) An Eligible Employee on whose behalf a Trustee-to-Trustee Transfer is made to the Trust, who is ineligible to be a Participant solely by reason of failing to meet the eligibility requirements of
Article 2 and who reasonably expects to become a Participant when such requirements are met, may be a Participant solely for the limited purposes of making a Trustee-to-Trustee Transfer, and taking action with respect to such Trustee Transfer Account for the purpose of investment options in accordance with Section 5.2 subject to the same conditions as other Participants.

                 (c) Trustee-to-Trustee Transfers shall only be permitted as the Administrative Committee shall from time to time determine in accordance with uniform and non-discriminatory circumstances. Prior to the acceptance of a Trustee-to-Trustee Transfer, the Administrative Committee may require the submission of evidence so that it may be reasonably satisfied that such transfer qualifies as a Trustee-to-Trustee Transfer. If the Administrative Committee determines, subsequent to any Trustee-to-Trustee Transfer, that such transfer did not in fact constitute a Trustee-to-Trustee Transfer as defined in
Section 1.4 or did not otherwise satisfy the rules of the Administrative Committee, the amount of such transfer may be returned (at the discretion of the Administrative Committee) to the transferor or Participant.

                 (d) Each Eligible Employee's Trustee-to-Trustee Transfer shall be credited to his/her Trustee Transfer Account and invested in accordance with Section 5.2. All amounts received in a Trustee-to-Trustee Transfer shall be fully vested and nonforfeitable.

                 (e) Subject to the provisions of Article 7, a Participant's Trustee Transfer Account shall be distributed to the Participant (or his/her beneficiary in the event of his/her death) at the time and in the manner directed by the Participant; provided, that any portion of a Participant's Trustee Transfer Account attributable to employer contributions made to a plan which met the requirements of Code Section 401(k) and which was transferred from such plan prior to such Participant's attainment of age 59-1/2, having a disability or for reasons other than the Participant's separation from service or the termination of the plan, shall not be distributed prior to the earliest of the Participant's retirement, death, disability or termination of employment.

         4.4 Allocation of Trustee-to-Trustee Transfers and Rollover Contributions. The Trustee-to-Trustee Transfer and Rollover Contribution of an Eligible Employee shall be allocated to his/her Trustee Transfer Account and Rollover Account, respectively, as of the Valuation Date next succeeding the date on which such amounts are received by the Trustee.

                                   ARTICLE 5
                     Accounting Provisions and Allocations

         5.1 Participant's Accounts. For each Participant there shall be maintained as appropriate a separate Before-Tax Account, Matching Account, After-Tax Account (for pre-1996 after-tax contributions), Rollover Account and Trustee Transfer Account, Prior Plan Transfer Account and Life Insurance Account. Each Account shall be credited with the amount of contributions, forfeitures, interest and earnings of the Trust Fund allocated to such Account and shall be charged with all distributions, withdrawals and losses of the Trust Fund allocated to such Account.

         5.2     Investment Funds.

                 (a) The Trust Fund shall be divided into separate investment funds (each a "Fund") as provided in this Section 5.2. Each Fund as may from time to time be established shall be a common fund in which each Participant shall have an undivided interest in the respective assets of the Fund. Except as otherwise provided, the value of each Participant's Accounts in such Funds shall be measured by the proportion that the net credits to his/her Accounts bear to the total net credits to the Accounts of all Participants and beneficiaries as of the date that such share is being determined. For purposes of allocation of income and valuation, each Fund shall be considered separately. No Fund shall share in the gains and losses of any other, and no Fund shall be valued by taking into account any assets or distributions from any other.

                 (b) Each Fund shall be established and invested by the Trustee in accordance with investment policies determined, or as the Trustee may be directed, from time to time by the Administrative Committee. The Administrative Committee may from time to time also direct that Funds with similar investment objectives be consolidated.

                 (c) A Participant may from time to time elect to have a uniform percentage of his/her Accounts (other than his/her Prior Plan Transfer Account and his/her Life Insurance Account) credited in increments of 5% to one or more of the Funds. All contributions to his/her Accounts shall be credited to such Funds in accordance with such election. Subject to any restriction on transfer which results from the investment medium chosen for a Fund, a Participant may elect to transfer in multiples of 5%, a uniform percentage of his/her Accounts held in any Fund to one or more different Funds. Elections under this Section shall be made at such times and in accordance with procedures and limitations established by the Administrative Committee.

                 (d) For any Participant who had elected prior to November 12, 1992 to apply a portion of his/her Accounts to purchase life insurance and who elected to continue the life insurance in effect, the Trustee shall maintain a Life Insurance Account, and shall transfer amounts, pro rata, from the Participant's other Accounts to his/her Life

Insurance Account as necessary to pay the premiums to maintain the life insurance in effect. At such time as a Participant may elect, by written election to the Administrative Committee, in such form as the Administrative Committee may require, to cancel his/her life insurance, the Trustee shall cause the cash value of the policy to be added to the Participant's Accounts in proportion to his/her then current investment election.

         5.3 Allocation Procedure. As of each Valuation Date, the Administrative Committee shall:

                 (a) first, allocate the net earnings or losses of the Trust Fund pursuant to Section 5.5;

                 (b)      second, allocate Before-Tax Contributions pursuant to
Section 5.6; and

                 (c) third, if the Valuation Date is the last Business Day of any calendar quarter, allocate Employer Matching Contributions pursuant to
Section 5.7.

         5.4 Determination of Value of Trust Fund. As of each Valuation Date the Trustee shall determine for the period then ended the sum of the net earnings or losses of the Trust Fund which shall reflect accrued but unpaid interest, dividends, gains or losses realized from the sale, exchange or collection of assets, other income received, appreciation or depreciation in the fair market value of assets, administration expenses, and taxes and other expenses paid in accordance with prior agreement between the Plan Sponsor and the Trustee. Gains or losses realized and adjustments for appreciation or depreciation in fair market value shall be computed with respect to the difference between such value as of the preceding Valuation Date or date of purchase, whichever is later, and the value as of the date of disposition or the current Valuation Date, whichever is earlier. To the extent that any assets of the Trust have been invested in one or more separate investment trusts, mutual funds, investment contracts or similar investment media, the net earnings or losses distributable to such investments shall be determined in accordance with the procedures of such investment media.

         5.5     Allocation of Net Earnings or Losses.

         As of each Valuation Date the net earnings or losses of the Trust Fund for the period then ending shall be allocated to the Accounts of all Participants (or beneficiaries of deceased Participants) having credits in the Fund both on such date and at the beginning of such period. Such allocation shall be in the ratio that (i) the net credits to each such Account of each such Participant on the first day of such period, less the total amount of any distributions from such Account to such Participant during such period, bears to (ii) the total net credits to all such Accounts of all Participants on said first day of the period, less the total amount of distributions from all such Accounts to all Participants during such period. Notwithstanding the foregoing, to the extent the assets of the Trust have been invested in one or more separate investment trusts, mutual funds, investment contracts or similar investment media, the net earnings or losses attributable to such investments shall be allocated to the Accounts of Participants or beneficiaries on the basis of the balances of such Accounts but in accordance with the procedures of the respective investment media in which such assets are invested.

         5.6 Allocation of Before-Tax Contributions. As of each Valuation Date which is the last Business Day of any calendar month, the Before-Tax Contributions made on behalf of each Participant shall be allocated to such Participant's Before-Tax Account.

         5.7 Allocation of Employer Matching Contributions. As of each Valuation Date which is the last Business Day of a calendar quarter, the Employer Matching Contribution, if any is in effect, shall be allocated to the Matching Account of each Participant.

         5.8 Provisional Annual Addition. The sum of the amounts allocated to the Accounts of the Participants pursuant to Sections 5.6 and 5.7 for a Plan Year shall be known as the "Provisional Annual Addition" and shall be subject to the limitation on Annual Additions in Section 5.9.

         5.9     Limitation on Annual Additions.

                 (a) For the purpose of complying with the restrictions on Annual Additions to defined contribution plans imposed by Code Section 415, for each Eligible Participant and each other Participant who is not employed by Filtertek de Puerto Rico, Inc. and who has made Before-Tax Contributions during the Plan Year, there shall be computed a Maximum Annual Addition, which shall be the lesser of

                           (i) 25% of his/her Section 415 Compensation for the Plan Year; or

                          (ii) the Defined Contribution Dollar Limitation for the Plan Year.

                 (b) If the Maximum Annual Addition for a Participant equals or exceeds the Provisional Annual Addition for that Participant, an amount equal to the Provisional Annual Addition shall be allocated to the Participant's respective Accounts.

                 (c) If the Provisional Annual Addition exceeds the Maximum Annual Addition for that Participant, the Provisional Annual Addition shall be reduced until the Provisional Annual Addition as so reduced equals the Maximum Annual Addition for such Participant, as follows: the Tentative Employer Contribution allocable to such Participant's respective Accounts shall be reduced by reducing (A) the Employer Supplemental Contribution, if any, (B) the Supplemental Before-Tax Contributions, and (C) the Basic Before-Tax Contributions and Employer Matching Contributions, proportionately, in that order. The Provisional Annual Addition remaining after such reductions shall be allocated to the Participant's respective Accounts.

                 (d) Any forfeiture which cannot be used to reduce the Employer Matching Contribution under the Plan because of the application of the above limit (or because the forfeiture exceeds the Employer Matching Contribution in Section 3.5) shall be carried in the Excess Forfeiture Suspense Account for such Plan Year. In the next succeeding Plan Year the amounts included in such Account shall be treated as a forfeiture for such Plan Year and shall be used to reduce the Employer Matching Contribution in Section 3.4 (and as such will be again subject to the limitations of this Section 5.9 for such Plan Year). Amounts which are included in the Excess Forfeiture Suspense Account as of the end of a Plan Year shall be treated as a liability of the Trust Fund. Upon termination of the Plan, amounts then held in the Excess Forfeiture Suspense Account which cannot be allocated pursuant to this Section shall revert to the Employer.

                 (e) The Excess Tentative Employer Contribution is an amount equal to the sum of the reductions in the Tentative Employer Contribution allocable to the Accounts of Participants pursuant to subsection
(c) above.

                                   ARTICLE 6
                       Amount of Payments to Participants

         6.1 General Rule. Upon the retirement, disability, resignation or dismissal of a Participant, he, or in the event of his/her death, his/her beneficiary, shall be entitled to receive from his/her respective Accounts in the Trust Fund as of his/her Determination Date:

                 (a) an amount equal to the Participant's Before-Tax Account, After-Tax Account, Rollover Account, Trustee Transfer Account, Prior Plan Transfer Account and Life Insurance Account, plus any of the Participant's Before-Tax Contributions made to the Trust Fund but not allocated to the Participant's Accounts as of his/her Determination Date; and

                 (b) the nonforfeitable portion of the Participant's Matching Account determined as hereafter set forth.

The time and manner of distribution of a Participant's Accounts shall be determined in accordance with Article 7.

         6.2 Normal Retirement. Any Participant may retire on or after his/her Normal Retirement Date, at which date the forfeitable portion, if any, of his/her Matching Account shall become nonforfeitable. If the retirement of a Participant is deferred beyond his/her Normal Retirement Date, he/she shall continue in full participation in the Plan and Trust Fund.

         6.3 Death. As of the date any Participant shall die while in the employ of the Employer or an Affiliate, the forfeitable portion, if any, of his/her Matching Account shall become nonforfeitable.

         6.4     Disability.

                 (a) As of the date any Participant shall be determined by the Administrative Committee to have become totally and permanently disabled because of physical or mental infirmity while in the employ of the Employer or an Affiliate and his/her employment shall have terminated, the forfeitable portion, if any, of his/her Matching Account shall become nonforfeitable.

                 (b) A Participant shall be deemed totally and permanently disabled when, on the basis of qualified medical evidence, the Administrative Committee finds such Participant to be totally and presumably permanently prevented from engaging in any occupation or employment available with the Employer or an Affiliate as a result of physical or mental infirmity, injury, or disease, either occupational or nonoccupational in cause; provided, however, that disability hereunder shall not include any disability incurred or resulting from the Participant having engaged in a criminal enterprise, or any disability consisting of or resulting from the Participant's chronic alcoholism, addiction to narcotics or an intentionally self-inflicted injury.

         6.5 Vesting. A Participant's interest in his/her Before-Tax Account, After-Tax Account, Rollover Account, Trustee-Transfer Account, Prior Plan Transfer Account and Life Insurance Account shall be nonforfeitable at all times. Except as otherwise provided in this Article 6, a Participant's nonforfeitable interest in his/her Matching Account at any point in time shall be determined under Section 6.6.

         6.6 Resignation or Dismissal. If any Participant shall resign or be dismissed from the service of the Employer and all Affiliates, there shall become nonforfeitable a portion or all of his/her Matching Account determined as of his/her Determination Date in accordance with the following schedule, subject to Section 6.7:

                                                Nonforfeitable
                    Years of Service             Percentage
                    ----------------            --------------
                    Less than 3                         0%
                    3 but less than 4                  20%
                    4 but less than 5                  40%
                    5 but less than 6                  60%
                    6 but less than 7                  80%
                    7 or more                         100%

Any part of the Matching Account of such Participant which does not become nonforfeitable shall be treated as a forfeiture pursuant to Section 6.8.

         6.7 Computation of Period of Service. For purposes of determining the nonforfeitable percentage of the Participant's Matching Account, all Years of Service shall be taken into account, except that Years of Service before a One-Year Break in Service shall be disregarded until such Participant has completed one Year of Service after such One-Year Break in Service.

         6.8     Treatment of Forfeitures.

                 (a) Upon termination of a Participant's employment with the Employer and all Affiliates, that part of his/her Matching Account which becomes a forfeiture pursuant to Section 6.6 shall be applied to reduce Employer Matching Contributions under Section 3.4 at the end of the Plan Year in which the termination of employment occurred if the Participant is not then reemployed by the Employer or an Affiliate.

                 (b) If a Participant is reemployed by the Employer or an Affiliate without incurring 5 consecutive One-Year Breaks in Service, and before distribution of the nonforfeitable portion of his/her Matching Account, the amount of the forfeiture shall be restored to his/her Matching Account and Employer Account (if any) as of the last day of the Plan Year in which he/she is reemployed.

                 (c) If the Participant is reemployed by the Employer or an Affiliate without incurring 5 consecutive One-Year Breaks in Service but after distribution of the nonforfeitable portion of his/her Matching Account, and if the Participant repays the amount distributed before the earlier of

                           (i)    5 years from the date of such reemployment;
                 or

                          (ii) the end of 5 consecutive One-Year Breaks in Service following the date of such distribution,

the amount of the Matching Account distributed to him/her and the amount of the forfeiture shall be restored to his/her Matching Account as of the last day of the Plan Year in which such repayment is made.

                 (d) Amounts restored to a Participant's Matching Account pursuant to (b) or (c) above shall be deducted from the forfeitures which otherwise would be allocable for the Plan Year in which such reemployment or repayment occurs or, to the extent such forfeitures are insufficient, shall require a supplemental contribution from the Employer.

                                   ARTICLE 7
                                 Distributions

         7.1     Commencement and Form of Distributions.

                 (a) Distribution of a Participant's Accounts in the Trust Fund following termination of employment with the Employer and all Affiliates shall commence on or as soon as practicable after the first to occur of:

                          (i) the date set forth in the Participant's request for distribution; provided that the Committee has notified the Participant of the availability of such distribution in a manner that would satisfy the notice requirements of Section 1.411(a)-11(c) of the income tax regulations, and such notification is given no less than 30 days and no more than 90 days prior to the distribution date requested by the Participant; provided, further, that such distribution may commence less than 30 days after the date the notice required under
         Section 1.411(a)-11(c) of the income tax regulations is given, provided that:

                                  (1)      the Committee clearly informs the
                 Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution, and

                                  (2) the Participant, after receiving the notice, affirmatively elects a distribution; or

                          (ii) the 60th day after the close of the later of the Plan Year in which the Participant attains his/her Normal Retirement Date or terminates employment with the Employer and all Affiliates, unless the Participant has requested to defer the distribution to a later date.

                 (b) In all events, distribution shall commence no later than the Required Beginning Date, and subsequent distributions required to be made each year for compliance with Code Section 401(a)(9) and the regulations promulgated thereunder shall be made no later than December 31 of such year.

                 (c) The portion of a Participant's Accounts which equals the total of his/her Account balances as of November 12, 1992 and which is distributable to a Participant shall be applied to the purchase of a Qualified Joint and Survivor Annuity, which provides for a monthly benefit payable for the life of the Participant and upon the death of the Participant, one-half of such monthly benefit payable for the remaining life of the Participant's surviving spouse, unless the Participant has elected to waive the Qualified Joint and Survivor Annuity form of benefit during the applicable election period or during such other periods as the Committee, in its discretion, may permit. This Qualified Joint and Survivor Annuity constitutes the Normal Form of Benefit. In the case of a Participant who is married on his/her Annuity Starting Date, the payment of his/her retirement benefit shall be subject to the provisions of Section 7.2, relating to the Qualified Joint and Survivor Annuity. In lieu of the Normal Form of Benefit or a Qualified Joint and Survivor Annuity, a Participant may, in accordance with such conditions or rules as the Committee shall prescribe and with the consent of the Participant's spouse, if applicable, as provided in Section 7.2(b), elect any one of the following optional forms of distribution of the nonforfeitable balances of the Participant's Accounts under the Plan, subject to applicable laws and regulations:

                            (i)  by payment in one lump sum; or

                           (ii) in substantially equal monthly, quarterly, semi-annual or annual installments which, except for the final payment, shall not be less than $100; or

                          (iii) by transfer, at the request of a Participant, to an employees' trust in which he/she is a participant, which is described in Code Section 401(a) and which is exempt from tax under Code Section 501(a); or

                           (iv) by distribution according to paragraph (d), below.

                 (d) This paragraph (d) contains the IRS model amendment as set forth in Rev. Proc. 93-12, which may be used to amend plans to provide for the requirement of section 401(a)(31) of the Code that plans permit the direct rollover of eligible rollover distributions.

                            (i) This paragraph (d) applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this paragraph (d), a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                           (ii)  Definitions.

                                  (A)      Eligible rollover distribution:  An
         eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                                  (B)      Eligible retirement plan:  An
         eligible retirement plan is an individual retirement account described in section 408(a) of the code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                                  (C)      Distributee:  A distributee includes
         an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                                  (D)      Direct rollover:  A direct rollover
         is a payment by the plan to the eligible retirement plan specified by the distributee.

                 (e) The value of the Participant's Accounts shall be paid to the Participant over a period not to exceed his/her life expectancy or the joint life expectancy of the Participant and his/her Individual Beneficiary. The minimum amount of any installment distribution and determination of the life expectancy of a Participant and the joint life expectancy of a Participant and his/her Individual Beneficiary shall be determined in accordance with the regulations prescribed under Code Section 401(a)(9); provided that the life expectancy of a Participant or his/her spouse shall be redetermined annually. In no event shall the amount distributable in any year be less that the amount determined in accordance with the minimum distribution incidental benefit requirements of Treasury Regulation Section 1.401(a)(9)-2.

                 (f) Notwithstanding anything in this Section 7.1 to the contrary, if the vested balance of the Participant's Accounts does not exceed $3,500 at the time a distribution is to be made from the Plan and distribution pursuant to this Section 7.1 has not otherwise commenced, the Committee shall direct the Trustee to distribute such amount in a lump sum payment to the individual so entitled and the payment thereof shall be in full satisfaction of any liability of the Trust to such individual. If the vested balance of the Participant's Accounts at the time of any distribution to the individual so entitled exceeds $3,500, then the vested balance at any subsequent time shall be deemed to exceed $3,500. Any Participant whose vested percentage of his/her Matching Account is 0% shall be deemed to have received a lump sum payment upon termination of employment.

                 (g) Notwithstanding anything in this Section 7.1 to the contrary, if the amount of any distribution required to commence on a certain date cannot be ascertained by such date, a payment retroactive to such date may be made no later than 60 days after the earliest date on which such amount can be ascertained.

         7.2     Qualified Joint and Survivor Annuity.

                 (a) The nonforfeitable balance of a Participant's Accounts under the Plan shall be paid in the form of a Qualified Joint and Survivor Annuity, unless:

                           (i) the Participant elected not to receive a Qualified Joint and Survivor Annuity as provided in subsection (b) below; or

                          (ii) the Participant was not married throughout the one-year period ending on his/her Annuity Starting Date. A Participant who marries within one year before his/her Annuity Starting Date and is married to such spouse for a one-year period ending prior to his/her death shall be deemed to have been married throughout the one-year period ending on his/her Annuity Starting Date.

                 (b) A Participant may elect not to receive a Qualified Joint and Survivor Annuity by electing, within the Election Period described in subsection (f) below, to receive distribution of the nonforfeitable balance of his/her Accounts under the Plan in a form other than a Qualified Joint and Survivor Annuity. Such election may be revoked at any time during the Election Period and if so revoked the Participant's benefit shall automatically be paid in the form of a Qualified Joint and Survivor Annuity unless he/she has elected another form of payment. Elections and revocations may continue to be made under this Section within the Election Period. To be effective, any election hereunder and under Sections 7.3 and 7.4 shall be consented to by the Participant's surviving spouse unless, at the time of filing such election, the Participant established to the satisfaction of the Committee that the consent of the spouse could not be obtained because there is no spouse, such spouse could not be located or by reason of such other circumstances as may be prescribed by regulations. Any consent (or establishment that the consent could not be obtained) shall be effective only with respect to such spouse. Such consent shall be in writing, witnessed by a Plan representative or notary public, acknowledging the effect of the election and any non-spouse beneficiary, including any class of beneficiaries or any contingent beneficiary, designated under the form of benefit elected and shall be irrevocable with respect to such form and beneficiary designation.

                 (c) If the spouse of a Participant dies or is divorced from the Participant before the Participant's Annuity Starting Date, the Participant's retirement benefit shall not be reduced in accordance with this Section. If a Participant's spouse dies or is divorced from the Participant on or after the Participant's Annuity Starting Date, but prior to the death of the Participant, the Qualified Joint and Survivor Annuity shall continue to be paid in the same reduced amount determined under this Section.

                 (d) If the Participant dies before his/her Annuity Starting Date, no annuity shall be payable to his/her spouse pursuant to this Section and the payment of the nonforfeitable balance of the Participant's Accounts to his/her spouse shall be determined under Section 7.3. If the Participant dies after the Annuity Starting Date and while receiving benefits in the form of a Qualified Joint and Survivor Annuity, the spouse to whom the Participant was married during the one-year period ending on the Annuity Starting Date (or was deemed to have been so married) shall, except as may be otherwise provided in any qualified domestic relations order, be entitled to receive the survivor annuity benefit whether or not the Participant and such spouse are married on the date of the Participant's death.

                 (e) The Committee shall furnish each Participant a general written explanation of the terms and conditions of the Qualified Joint and Survivor Annuity, the Participant's right to make and the effect of an election to waive it, the rights of the Participant's spouse, the Participant's right to revoke an election to waive the Qualified Joint and Survivor Annuity and the effect of such a revocation. This general explanation shall be furnished to a Participant no less than 30 days and not more than 90 days before the Participant's Annuity Starting Date.

                 (f) The Election Period is the 90-day period ending on the Participant's Annuity Starting Date.

         7.3     Pre-Retirement Spouse's Survivor Benefit.

                 (a) The nonforfeitable balance of a Participant's Accounts under the Plan shall be paid to the surviving spouse of a Participant who dies before his/her Annuity Starting Date in the form of a Qualified Pre-Retirement Survivor Annuity unless the Participant has effectively elected otherwise. Notwithstanding the foregoing, a Participant's spouse shall not be entitled to a Qualified Pre-Retirement Survivor Annuity unless the Participant and such spouse were married to each other throughout the one-year period ending on the date of the Participant's death.

                 (b)      (i)     with respect to an Electing Participant,
payment of the Qualified Pre-Retirement Survivor Annuity shall commence as of the first day of the month coinciding with or next following the latest of:

                          (A)     the date the Participant dies; or

                          (B) the date the Participant's surviving spouse elects.

                          (ii) with respect to each Participant who is not an Electing Participant, payment of the Qualified Pre-Retirement Survivor Annuity shall commence as of the first day of the month coinciding with or next following the latest of:

                                  (A)      the date the Participant dies;

                                  (B)      the earliest date the Participant
                 would have been eligible to receive an early retirement or deferred vested benefit if he/she had survived; or

                                  (C) the date the Participant's surviving spouse elects.

                 (d) Notwithstanding the foregoing, the surviving spouse of a Participant may elect to receive a distribution of a deceased Participant's nonforfeitable Account balances under the Plan in one lump sum by filing an election with the Committee at such time and in such manner as the Committee shall provide.

                 (e) Once in effect, coverage under this Section shall remain in effect until the earliest of:

                            (i) the date the Participant is divorced from his/her spouse;

                           (ii)   the date the Participant's spouse dies;

                          (iii)   the Participant's Annuity Starting Date; or

                           (iv) the date the Participant makes an effective waiver under paragraph (f) below.

In the event coverage terminates pursuant to subsections (i), (ii) or (iii), such coverage automatically shall resume on the date the Participant has been remarried for one year, or the Participant's benefit payments are suspended by reason of reemployment, as the case may be, unless the Participant otherwise effectively elects.

                 (f) No later than one year after his/her separation from service, the Committee shall furnish each Participant who has a nonforfeitable right to any portion of his/her Account balances a general written explanation of the terms and conditions of the Qualified Pre-Retirement Survivor Annuity, the Participant's right to make and the effect of an election to waive it, the rights of the Participant's spouse, the Participant's right to revoke an election to waive the Survivor Annuity and the effect of such a revocation.

         7.4     Distributions to Beneficiaries.

                 (a) Except as otherwise provided in this Section 7.4, the balance of a deceased Participant's Accounts which is distributable to a beneficiary shall be distributed in one of the forms described in Section 7.1(c), in accordance with an effective designation filed by the Participant with the Administrative Committee or, if no such designation has been filed, in one of such forms as the beneficiaries shall request.

                 (b) In the event that the distribution of the Participant's Accounts has begun in accordance with Section 7.1, any form of distribution to a beneficiary under this Section 7.4 shall be designed to distribute the balance of the deceased Participant's Accounts at least as rapidly as under the method of distribution in effect at the time of the Participant's death.

                 (c) If the distribution of a Participant's Accounts has not commenced at the time of his/her death, any form of distribution to a beneficiary shall be designed to distribute the balance of the deceased Participant's Accounts as follows:

                            (i) Any portion of the Accounts payable to or for the benefit of an Individual Beneficiary may be distributed over a period not to exceed the life expectancy of such Individual Beneficiary if such payments commence not later than the December 31 coinciding with or next following the first anniversary of the Participant's death, unless such Individual Beneficiary is the surviving spouse of the Participant, in which case such payments need not commence until the later of (1) the December 31 coinciding with or next following the first anniversary of the Participant's death, or
         (2) the December 31 of the calendar year in which the Participant would have attained age 70-1/2.

                           (ii) If the Participant's surviving spouse is an Individual Beneficiary and dies prior to the commencement of benefit payments to such spouse, subsection (i) above shall be applied as if the Participant's death had occurred on the date of such spouse's death.

                          (iii) Unless distribution is made in accordance with subsections (i) or (ii) above, the balance of the Participant's Accounts shall be distributed in full no later than the December 31 coinciding with or next following the 5th anniversary of the Participant's death.

                 (d) If a beneficiary to whom payments have commenced dies prior to receipt of all such payments, the remaining balance of the Participant's Accounts shall be distributed to any contingent or successor beneficiary at least as rapidly as under the method of distribution in effect at the time of the beneficiary's death, or if there is no such contingent or successor beneficiary, in a lump sum to the deceased beneficiary's estate.

                 (e) The life expectancy of an Individual Beneficiary who is the surviving spouse of the Participant shall be redetermined annually in accordance with regulations prescribed under Code Section 401(a)(9).

                 (f) Notwithstanding the provisions of this Section 7.4, the Accounts of a deceased Participant shall be distributed to a beneficiary in such method or form of distribution and at such time as set forth in a written designation filed with the Administrative Committee by the Participant prior to January 1, 1984, in accordance with the provisions of the Plan as in effect prior to that date.

         7.5     Beneficiaries.

                 (a) Unless a Participant has effectively elected otherwise in accordance with this Section 7.5, the distributable balance of a deceased Participant's Accounts shall be paid to his/her surviving spouse.

                 (b) The balance of a deceased Participant's Accounts shall be distributed to the persons effectively designated by the Participant as his/her beneficiaries. To be effective, the designation shall be filed with the Administrative Committee in such written form as the Administrative Committee requires and may include contingent or successive beneficiaries; provided that any designation by a Participant who is married at the time of his/her death (or, if earlier, the date his/her benefit payments commence) which fails to name his/her surviving spouse as the sole primary beneficiary shall not be effective unless such surviving spouse has consented to the designation in writing, witnessed by a Plan representative or notary public, acknowledging the effect of the designation and the specific non-spouse beneficiary, including any class of beneficiaries or any contingent beneficiary. Such consent shall not be required if, at the time of filing such designation, the Participant established to the satisfaction of the Administrative Committee that the consent of the Participant's spouse could not be obtained because there is no spouse, such spouse could not be located or by reason of such other circumstances as may be prescribed by regulations. Any consent (or establishment that the consent could not be obtained) shall be effective only with respect to such spouse. Any Participant may change his/her beneficiary designation at any time by filing with the Administrative Committee a new beneficiary designation (with such spousal consent as may be required).

                 (c)      (i)     If a Participant dies, and to the knowledge
         of the Administrative Committee after reasonable inquiry leaves no surviving spouse, has not filed an effective beneficiary designation or has revoked all such designations, or has filed an effective designation but the beneficiary or beneficiaries predeceased him, the distributable portion of the Participant's Accounts shall be paid to the executor or administrator of the Participant's estate.

                          (ii) If the beneficiary, having survived the Participant, shall die prior to the final and complete distribution of the Participant's Accounts, then the distributable portion of said Accounts shall be paid:

                                  (A)      to the contingent or successive
                 beneficiary named in the most recent effective beneficiary designation filed by the Participant in accordance with such designation; or

                                  (B)      if no such beneficiary has been
                 named, to the executor or administrator of the beneficiary's estate.

         7.6 Installment or Deferred Distributions. If distribution is made to a Participant or to the beneficiary of a deceased Participant in installments or is deferred, the undistributed vested balance shall share in the net earnings or losses (including the net adjustments in the value of the Trust Fund) as provided in Section 5.5.

         7.7 Form of Elections and Applications for Benefits. Any election, revocation of an election or application for benefits pursuant to the Plan shall not be effective unless it is (a) made on such form, if any, as the Administrative Committee may prescribe for such purpose; (b) signed by the Participant and, if required by Section 7.5, by the Participant's spouse; and
(c) filed with the Administrative Committee.

         7.8 Unclaimed Distributions. In the event any distribution cannot be made because the person entitled thereto cannot be located and the distribution remains unclaimed for 2 years after the distribution date established by the Administrative Committee, then such amount shall be treated as a forfeiture and used to reduce the Employer Matching Contributions under
Section 3.4.

         7.9     Loans (effective October 1, 1995).

                 (a) Upon the submission by the Participant of a written loan application form as prescribed by the Administrative Committee, the Committee shall grant a loan to such Participant from his/her Accounts; provided, however, that if the Committee reasonably believes that the Participant either does not intend to repay the loan or lacks proper financial ability to repay the loan, it shall not grant such a loan.

                 (b) Only one loan shall be outstanding at any time. The minimum amount of any loan shall be $1,000, and the maximum amount of any loan shall not exceed 50% of the amount which the Participant would be entitled to receive from his/her Accounts if he/she had resigned from the service of the Employer and all Affiliates and his/her Determination Date next preceded the date of such authorization; provided, however, that the amount of such loan shall not exceed $50,000 reduced by the greater of (i) the highest outstanding balance of loans to the Participant from the Trust Fund during the one-year period ending on the day before the date on which such loan is made or modified, or (ii) the outstanding balance of loans to the Participant from the Trust Fund on the date on which such loan is made or modified.

                 (c) Such loans shall be made available on a reasonably equivalent basis to all Participants and beneficiaries who either (i) are active employees or (ii) are determined by the Committee to be "parties in interest" as that term is defined in Section 3(14) of ERISA, so long as the making of such loans does not discriminate in favor of Highly Compensated Employees.

                 (d) Loans shall be made on such terms as the Administrative Committee may prescribe, provided that any such loan shall be evidenced by a note, shall bear a rate of interest on the unpaid principal thereof commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances, and shall be secured by the Participant's segregated loan account and such other security as the Administrative Committee in its discretion deems appropriate.

                 (e) Loans shall be repaid by the Participant by payroll deduction or any other method approved by the Committee which requires level amortization of principal and repayments not less frequently than quarterly. Such loans shall be repaid over a period not to exceed 5 years (15 years for the purchase of a participant's principal residence) in accordance with procedures established by the Administrative Committee from time to time.

                 (f) Loans shall be an asset of the Participant's Accounts and shall be treated in the manner of a segregated account. Upon the failure of a Participant to make loan payments or some other event of default set forth in the promissory note, upon the Participant's termination of employment, or upon termination of the Plan pursuant to Section 12.2, such loan shall become due and payable, and the unpaid balance of such loan, including any unpaid interest, may in the Administrative Committee's discretion be charged against the Participant's segregated loan account; provided, that any unpaid balance of such loan, including any unpaid interest, shall be charged against the Participant's segregated loan account before any distribution to the Participant. If after the Participant's segregated loan account has been so charged, there remains an unpaid balance of any such loan and interest, then the remaining unpaid balance of such loan shall be charged against any property pledged as security with respect to such loan.

         7.10 Withdrawals From Before-Tax Account Prior to Termination of Employment.

                 (a) A Participant who has attained age 59-1/2 may elect to withdraw from his/her Before-Tax Account any amount not in excess of the balance of such Account determined as of the Determination Date coinciding with or immediately preceding the date of such withdrawal.

                 (b) A Participant who has not attained age 59-1/2 may upon the determination by the Administrative Committee that he/she has incurred a financial hardship, make a hardship withdrawal from his/her Before-Tax Account. In any case where the Participant claims financial hardship, he/she shall submit a written request for such distribution in accordance with procedures prescribed by the Administrative Committee. The Administrative Committee shall determine whether the Participant has a "financial hardship" on the basis of such written request in accordance with this Section 7.10, and such determination shall be made in a uniform and nondiscriminatory manner.
The Administrative Committee shall only make a determination of "financial hardship" if the distribution is requested on account of an immediate and heavy financial need of the Participant and the funds to be distributed are necessary to satisfy the Participant's need.

                          (i) The determination of whether a Participant has an immediate and heavy financial need is to be made by the Administrative Committee on the basis of all relevant facts and circumstances. A distribution will be deemed to be on account of an immediate and heavy financial need if made on account of:

                                  (A)      expenses for medical care (as
                 described in Code Section 213(d)) previously incurred by the Participant, the Participant's spouse or any dependents of the Participant (as defined in Code Section 152) or necessary for these persons to obtain such medical care;

                                  (B)      the purchase (excluding mortgage
                 payments) of a principal residence for the Participant;

                                  (C) tuition and related educational fees due for the next 12 months of post-secondary education for the Participant, the Participant's spouse, children or dependents;

                                  (D)      the need to prevent the eviction of
                 the Participant from his/her principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                                  (E) any other event or expense deemed an immediate and heavy financial need by the Department of the Treasury.

                          (ii) The determination of whether a distribution is necessary to satisfy the immediate and heavy financial need of the Participant shall be made by the Administrative Committee on the basis of all relevant facts and circumstances. The Administrative Committee shall determine that a distribution is necessary to satisfy the financial need if the Participant reasonably demonstrates that all of the following requirements are satisfied:

                                  (A) the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant;

                                  (B)  the Participant has obtained all
                 distributions (other than hardship distributions) and all nontaxable loans currently available under the Plan;

                                  (C)  the Participant will not make any
                 Before-Tax Contributions for twelve months after receiving the hardship distribution; and

                                  (D)  the Participant's Before-Tax
                 Contributions in the Plan Year following the Plan Year of the hardship distribution do not exceed the limitation in Section 3.3(b) applicable to such following Plan Year, minus the amount of his/her Before-Tax Contributions for the Plan Year of the hardship distribution.

                 (c) Distributions from the Participant's Before-Tax Account because of hardship pursuant to (b) above shall not exceed the lesser of:

                          (i) the amount of the immediate and heavy financial need; or

                          (ii) the total balance of the Participant's Before-Tax Account, Rollover Account and Trustee Transfer Account as of the Determination Date coinciding with or immediately preceding the date of such withdrawal.

         7.11    Withdrawals From Other Accounts Prior to Termination of
Employment.

                 (a) A Participant may at any time withdraw from his/her Rollover Account, Trustee-Transfer Account and/or After-Tax Account any amount not in excess of the balance of such Accounts determined as of the Determination Date immediately preceding the date of such withdrawal.

                 (b) A Participant who has attained age 59 1/2 may elect to withdraw from his/her Matching Account any amount not in excess of the nonforfeitable balance of such Account determined as of the Determination Date immediately preceding the date of such withdrawal.

         7.12 Facility of Payment. When, in the Administrative Committee's opinion, a Participant or beneficiary is under a legal disability or is incapacitated in any way so as to be unable to manage his/her affairs, the Administrative Committee may direct the Trustee to make payments:

                 (a)      directly to the Participant or beneficiary;

                 (b) to a duly appointed guardian or conservator of the Participant or beneficiary;

                 (c) to a custodian for the Participant or beneficiary under the Uniform Gifts to Minors Act;

                 (d) to an adult relative of the Participant or beneficiary; or

                 (e) directly for the benefit of the Participant or beneficiary.

Any such payment shall constitute a complete discharge thereof with respect to the Trustee and the Administrative Committee.

         7.13    Claims Procedure.

                 (a) Any person who believes that he/she is then entitled to receive a benefit under the Plan, including one greater than that initially determined by the Administrative Committee, may file a claim in writing with the Administrative Committee.

                 (b) The Administrative Committee shall within 90 days of the receipt of a claim either allow or deny the claim in writing. A denial of a claim shall be written in a manner calculated to be understood by the claimant and shall include:

                          (i)     the specific reason or reasons for the
         denial;

                          (ii) specific references to pertinent Plan provisions on which the denial is based;

                          (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                          (iv) an explanation of the Plan's claim review procedure.

                 (c) A claimant whose claim is denied (or his/her duly authorized representative) may, within 60 days after receipt of denial of his/her claim:

                          (i) submit a written request for review to the Administrative Committee;

                          (ii)    review pertinent documents; and

                          (iii)   submit issues and comments in writing.

                 (d) The Administrative Committee shall notify the claimant of its decision on review within 60 days of receipt of a request for review. The decision on review shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

                 (e) The 90-day and 60-day periods described in subsections (b) and (d), respectively, may be extended at the discretion of the Administrative Committee for a second 90- or 60-day period, as the case may be, provided that written notice of the extension is furnished to the claimant prior to the termination of the initial period, indicating the special circumstances requiring such extension of time and the date by which a final decision is expected.

                 (f) Participants and beneficiaries shall not be entitled to challenge the Administrative Committee's determinations in judicial or administrative proceedings without first complying with the procedures in this Article. The Administrative Committee's decisions made pursuant to this Section are intended to be final and binding on Participants, beneficiaries and others.

                                   ARTICLE 8
                          Top-Heavy Plan Requirements

         8.1     Definitions.  For purposes of this Article 8:

                 (a) A "Key Employee" is any current or former employee (and the beneficiaries of such employee) who at any time during the Determination Period was an officer of the Employer or an Affiliate if such individual's annual compensation exceeds 50% of the Defined Benefit Dollar Limitation, an owner (or considered an owner under Code Section 318) of one of the 10 largest interests in the Employer if such individual's compensation exceeds 100% of the Defined Contribution Dollar Limitation, a Five-Percent Owner, or a One-Percent Owner of the Employer who has an annual compensation of more than $150,000. Annual compensation means Section 415 Compensation plus amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Section 125, 402(a)(8), 402(h) or 403(b). The "Determination Period" is the Plan Year containing the Top-Heavy Determination Date and the 4 preceding Plan Years.

                 The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the regulations thereunder.

                 (b) For any Plan Year beginning after December 31, 1983, this Plan is "Top-Heavy" if any of the following conditions exists:

                          (i) The Top-Heavy Ratio for this Plan exceeds 60% and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans;

                          (ii) This Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%;

                          (iii) This Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

                 (c)      The "Top-Heavy Ratio" shall be determined as follows:

                          (i) If the Employer maintains one or more defined contribution plans and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Top-Heavy Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Top-Heavy

         Determination Date(s) (including any part of any account balance distributed in the 5-year period ending on the Top-Heavy Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Top-Heavy Determination Date(s)), both computed in accordance with Code Section 416 and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Top-Heavy Determination Date, but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

                          (ii) If the Employer maintains one or more defined contribution plans and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Top-Heavy Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the Present Value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Top-Heavy Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (i) above, and the Present Value of accrued benefits under the aggregated defined benefit plan or plans for all Participants as of the Top-Heavy Determination Date(s), all determined in accordance with Code Section 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the 5-year period ending on the Top-Heavy Determination Date.

                          (iii) For purposes of (i) and (ii) above the value of account balances and the Present Value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Top-Heavy Determination Date, except as provided in Code Section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (A) who is not a Key Employee but who was a Key Employee in a prior year, or (B) who has not been credited with at least one hour of service with any employer maintaining the Plan at any time during the 5-year period ending on the Top-Heavy Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account, will be made in accordance with Code Section 416 and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the Top-Heavy Determination Date(s) that fall within the same calendar year. The accrued benefit of a Participant other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

                 (d) "Permissive Aggregation Group" means the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

                 (e) "Required Aggregation Group" means (i) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of Code Section 401(a)(4) or 410.

                 (f) "Top-Heavy Determination Date" means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year or, for the first Plan Year of the Plan, the last day of that year.

                 (g) "Present Value" shall be based on the interest assumption 6% and post-retirement mortality assumption specified in any defined benefit plan maintained by any Employer or Affiliate.

                 (h) "Employer" means the Employer and all Affiliates except for purposes of determining ownership under Code Section 416(i)(1).

         8.2     Top-Heavy Plan Requirements.

                 (a)      (i)     Except as otherwise provided in (ii), (iii)
         and (iv) below, the Employer contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent of such Participant's Considered Compensation or in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Code Section 401, the largest percentage of Employer contributions and forfeitures, as a percentage of the Key Employee's Considered Compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (A) the Participant's failure to complete 1,000 Hours of Service

         (or any equivalent provided in the Plan), (B) the Participant's failure to make mandatory employee contributions to the Plan, or (C)
         Section 415 Compensation less than a stated amount.

                          (ii) The provision in (i) above shall not apply to any Participant who was not employed by the Employer or an Affiliate on the last day of the Plan Year.

                          (iii) The provision in (i) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer's contribution and forfeitures allocated under such plan or plans are equal to or exceed the amount required to be allocated under (i) above.

                          (iv) The provision in (i) above shall not apply to any Participant who is an employee of Filtertek de Puerto Rico, Inc.

                 (b) The minimum allocation required (to the extent required to be nonforfeitable under Code Section 416(b)) may not be forfeited under Code Section 411(a)(3)(B) or 411(a)(3)(D).

                 (c) For any Plan Year in which this Plan is Top-Heavy, the schedule set forth in Section 6.6 shall continue to apply, because it meets the minimum vesting schedule requirements of Code Section 416.

                                   ARTICLE 9
               Powers and Duties of Plan Administrative Committee

         9.1     Appointment of Plan Administrative Committee.

                 (a) The Board of Directors of the Plan Sponsor (the "Board of Directors") may name a Plan Administrative Committee (the "Administrative Committee") to consist of not less than 3 persons to serve as administrator and named fiduciary of the Plan. Any person, including members of the Board of Directors, partners, directors, shareholders, officers and employees of the Employers, shall be eligible to serve on the Administrative Committee. Every person appointed a member of the Administrative Committee shall signify his/her acceptance in writing to the Board of Directors. In the event the Board of Directors does not appoint a Administrative Committee pursuant to this Section 9.1, the Plan Sponsor shall act as the administrator and named fiduciary of the Plan and all references to the Administrative Committee shall mean references to the Plan Sponsor so acting as administrator and named fiduciary of the Plan.

                 (b) Members of the Administrative Committee shall serve at the pleasure of the Board of Directors and may be removed by the Board of Directors at any time with or without cause. Any member of the Administrative Committee may resign by delivering his/her written resignation to the Board of Directors, and such resignation shall become effective at delivery or at any later date specified therein. Vacancies in the Administrative Committee shall be filled by the Board of Directors.

                 (c) Usual and reasonable expenses of the Administrative Committee may be paid in whole or in part by the Employer and any such expenses not paid by the Employer shall be paid by the Trustee out of the principal or income of the Trust Fund. The members of the Administrative Committee shall not receive any compensation for their services as such.

         9.2 Powers and Duties of Administrative Committee. The Administrative Committee shall have final and binding discretionary authority to control and manage the operation and administration of the Plan, including all rights and powers necessary or convenient to the carrying out of its functions hereunder, whether or not such rights and powers are specifically enumerated herein. In exercising its responsibilities hereunder, the Administrative Committee may manage and administer the Plan through the use of agents who may include employees of the Employer.

         Without limiting the generality of the foregoing, and in addition to the other powers set forth in this Article 9, the Administrative Committee shall have the following discretionary authorities:

                 (a) To construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder.

                 (b) To prescribe procedures to be followed by Participants or beneficiaries filing applications for benefits.

                 (c) To prepare and distribute, in such manner as the Administrative Committee determines to be appropriate, information explaining the Plan.

                 (d) To request and receive from the Employer, Participants and others such information as shall be necessary for the proper administration of the Plan.

                 (e) To furnish the Employer upon request such annual and other reports with respect to the administration of the Plan as are reasonable and appropriate.

                 (f) To receive, review and maintain on file reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee.

         9.3     Administrative Committee Procedures.

                 (a) The Administrative Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs.

                 (b) A majority of the members of the Administrative Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Administrative Committee at any meeting shall be by the vote of the majority of the members of the Administrative Committee present at the meeting. The Administrative Committee may act without a meeting by written consent of a majority of its members.

                 (c) The Administrative Committee may elect one of its members as chairman and may appoint a secretary, who may or may not be a Administrative Committee member, and shall advise the Trustee and the Employer of such actions in writing. The secretary shall keep a record of all actions of the Administrative Committee and shall forward all necessary communications to the Employer or the Trustee.

                 (d) Filing or delivery of any document with or to the secretary of the Administrative Committee in person or by registered or certified mail, addressed in care of the Employer, shall be deemed a filing with or delivery to the Administrative Committee.

         9.4 Consultation with Advisors. The Administrative Committee (or any fiduciary designated by the Administrative Committee pursuant to Section 9.8) may employ or consult with counsel, actuaries, accountants, physicians or other advisors (who may be counsel, actuaries, accountants, physicians or other advisors for the Employer).

         9.5 Administrative Committee Members as Participants. Any Administrative Committee member may also be a Participant, but no Administrative Committee member shall have power to take part in any discretionary decision or action affecting his/her own interest as a Participant under this Plan unless such decision or action is upon a matter which affects all other Participants similarly situated and confers no special right, benefit or privilege not simultaneously conferred upon all other such Participants.

         9.6 Records and Reports. The Administrative Committee shall take all such action as it deems necessary or appropriate to comply with governmental laws and regulations relating to the maintenance of records, notifications to Participants, registrations with the Internal Revenue Service, reports to the U.S. Department of Labor and all other requirements applicable to the Plan.

         9.7     Investment Policy.

                 (a) The Administrative Committee from time to time shall determine the Plan's short-term and long-term financial needs, with which the investment policy of the Trust shall be appropriately coordinated, and such needs shall be communicated from time to time to the Trustee, Investment Managers or others having any responsibility for management and control of the Trust assets.

                 (b) Subject to (c) below, the Trustee shall have exclusive authority and discretion to manage and control the assets of the Trust pursuant to an investment policy coordinated with the needs of the Plan as determined by the Administrative Committee.

                 (c) The Administrative Committee may in its discretion appoint one or more Investment Managers to manage (including the power to direct the Trustee to acquire and dispose of) any assets of the Plan pursuant to an investment policy coordinated with the needs of the Plan as determined by the Administrative Committee, in which event the Trustee shall not be liable for the acts or omissions of any such Investment Manager or be under an obligation to invest or otherwise manage any asset of the Plan which is subject to the management of any such Investment Manager except as directed. Any such Investment Manager shall acknowledge in writing that he/she is a fiduciary with respect to the Plan.

                 (d) The term "Investment Manager" shall mean: (i) a registered investment adviser under the Investment Advisers Act of 1940; (ii) a bank as defined in the Investment Advisers Act of 1940; or (iii) an insurance company qualified under the laws of more than one state to manage, acquire and dispose of plan assets.

         9.8 Designation of Other Fiduciaries. The Administrative Committee may designate in writing other persons to carry out a specified part or parts of its responsibilities hereunder (including the power to designate other persons to carry out a part of such designated responsibility), but not including the power to appoint

Investment Managers. Any such designation shall be accepted by the designated person, who shall acknowledge in writing that he/she is a fiduciary with respect to the Plan.

         9.9     Obligations of Administrative Committee.

                 (a) The Administrative Committee or its properly authorized delegate shall make such determinations as are necessary to accomplish the purposes of the Plan with respect to individual Participants or classes of such Participants. The Employer shall notify the Administrative Committee of facts relevant to such determinations, including, without limitation, length of service, compensation for services, dates of death, permanent disability, granting or terminating of leaves of absence, ages, retirement and termination of service for any reason (but indicating such reason), and termination of participation. The Employer shall also be responsible for notifying the Administrative Committee of any other facts which may be necessary for the Administrative Committee to discharge its responsibilities hereunder.

                 (b) The Administrative Committee is hereby authorized to act solely upon the basis of such notifications from the Employer and to rely upon any document or signature believed by the Administrative Committee to be genuine and shall be fully protected in so doing. For the purpose of this Section, a letter or other written instrument signed in the name of the Employer by any officer thereof shall constitute a notification therefrom; except that any action by the Plan Sponsor or its Board of Directors with respect to the appointment or removal of a member of the Administrative Committee or the amendment of the Plan and Trust or the designation of a group of employees to which the Plan is applicable shall be evidenced by an instrument in writing, signed by a duly authorized officer or officers, certifying that said action has been authorized and directed by a resolution of the Board of Directors of the Plan Sponsor.

                 (c) The Administrative Committee shall notify the Trustee of its actions and determinations affecting the responsibilities of the Trustee and shall give the Trustee directions as to payments or other distributions from the Trust Fund to the extent they may be necessary for the Trustee to fulfill the terms of the Trust Agreement.

                 (d) The Administrative Committee shall be under no obligation to enforce payment of contributions hereunder or to determine whether contributions delivered to the Trustee comply with the provisions hereof relating to contributions, and is obligated only to administer this Plan pursuant to the terms hereof.

         9.10 Indemnification of Administrative Committee. The Plan Sponsor shall indemnify members of the Administrative Committee and its authorized delegates who are employees of the Employers for any liability or expenses, including attorneys' fees, incurred in the defense of any threatened or pending action, suit or proceeding by reason of their status as members of the Administrative Committee or its authorized delegates, to the full extent permitted by the law of the Plan Sponsor's state of incorporation.

                                   ARTICLE 10
                             Trustee and Trust Fund

         10.1 Trust Fund. A Trust Fund to be known as the Schawk, Inc. Retirement Trust (herein referred to as the "Trust" or the "Trust Fund") has been established by the execution of an amendment and continuation of a trust agreement with one or more Trustees and is maintained for the purposes of this Plan. The assets of the Trust will be held, invested and disposed of by the Trustee, in accordance with the terms of the Trust, for the benefit of the Participants and their beneficiaries.

         10.2 Payments to Trust Fund and Expenses. All contributions hereunder will be paid into and credited to the Trust Fund and all benefits hereunder and expenses chargeable thereto will be paid from the Trust Fund and charged thereto.

         10.3 Trustee's Responsibilities. The powers, duties and responsibilities of the Trustee shall be as set forth in the Trust Agreement and nothing contained in this Plan, either expressly or by implication, shall impose any additional powers, duties or responsibilities upon the Trustee.

         10.4 Reversion to an Employer. An Employer has no beneficial interest in the Trust Fund and no part of the Trust Fund shall ever revert or be repaid to an Employer, directly or indirectly, except that an Employer shall upon written request have a right to recover:

                 (a) within one year of the date of payment of a contribution by such Employer, any amount (less any losses attributable thereto) contributed through a mistake of fact;

                 (b) within one year of the date on which any deduction for a contribution by such Employer under Code Section 404 is disallowed, an amount equal to the amount disallowed (less any losses attributable thereto); and

                 (c) at the termination of the Plan, any amounts with respect to its employees remaining in the Excess Forfeiture Suspense Account.

                                   ARTICLE 11
                            Amendment or Termination

         11.1 Amendment. The Plan Sponsor reserves the right to amend this Plan at any time to take effect retroactively or otherwise, in any manner which it deems desirable including, but not by way of limitation, the right to increase or diminish contributions to be made by the Employer hereunder, to change or modify the method of allocation of its contributions, to change any provision relating to the distribution or payment, or both, of any assets of the Trust.

         11.2 Termination. The Plan Sponsor further reserves the right to terminate this Plan at any time, and each Employer reserves the right to terminate the Plan with respect to its own employees at any time.

         11.3 Form of Amendment, Discontinuance of Employer Contributions, and Termination. Any such amendment, discontinuance of Employer contributions or termination shall be made only by resolution of the Board of Directors of the Plan Sponsor or by any person so duly authorized by the Board of Directors.

         11.4 Limitations on Amendments. The provisions of this Article are subject to the following restrictions:

                 (a) Except as provided in Section 10.4, no amendment shall operate either directly or indirectly to give the Employer any interest whatsoever in any funds or property held by the Trustee under the terms hereof, or to permit corpus or income of the Trust to be used for or diverted to purposes other than the exclusive benefit of the Participants and their beneficiaries.

                 (b) Except to the extent necessary to conform to the laws and regulations or to the extent permitted by any applicable law or regulation, no amendment shall operate either directly or indirectly to deprive any Participant of his/her nonforfeitable beneficial interest in his/her Accounts as of the date of the amendment.

                 (c) No amendment shall change any vesting schedule unless each Participant who has completed 3 or more Years of Service is permitted to elect to have the nonforfeitable percentage of his/her Matching Account and Employer Account (if any) computed under the Plan without regard to such amendment. The period for making such election shall commence no later than the date of the adoption of such amendment and shall expire no earlier than 60 days after the latest of the following dates: (i) the date the Plan amendment is adopted, (ii) the date the Plan amendment becomes effective, or (iii) the date the Participant is issued written notice of the Plan amendment by the Administrative Committee. Notwithstanding the foregoing, no election need be offered to a Participant whose nonforfeitable percentage of his/her Matching Account and

Employer Account (if any) cannot at any time be lower than such percentage determined without regard to such amendment.

                 (d) Except as permitted by applicable law, no amendment shall eliminate or reduce an early retirement benefit or a retirement-type subsidy or eliminate an optional form of benefit.

         11.5 Level of Benefits Upon Merger. This Plan shall not merge or consolidate with, or transfer assets or liabilities to, any other plan, unless each Participant shall be entitled to receive a benefit immediately after said merger, consolidation or transfer (if such other plan were then terminated) which shall be not less than the benefit he/she would have been entitled to receive immediately before said merger, consolidation or transfer (if this Plan were then terminated).

         11.6 Vesting Upon Termination or Discontinuance of Employer Contributions; Liquidation of Trust.

                 (a) This Plan shall be deemed terminated if and only if the Plan terminates by operation of law or pursuant to Section 11.2. In the event of any termination or partial termination within the meaning of the Code, or in the event the Employer permanently discontinues the making of contributions to the Plan, the Matching Account and Employer Account (if any) of each affected Participant who is employed by the Employer on the date of the occurrence of such event shall be nonforfeitable; provided, however, that in no event shall any Participant or beneficiary have recourse to other than the Trust Fund for the satisfaction of benefits hereunder.

                 (b) In the event the Employer permanently discontinues the making of contributions to the Plan, the Trustee shall make or commence distribution to each Participant or his/her beneficiaries of the value of such Participant's Accounts as provided herein within the time prescribed in Article
7. However, if, after such discontinuance, the Plan Sponsor shall determine it to be impracticable to continue the Trust any longer, the Plan Sponsor may, in its discretion, declare a date to be the Determination Date for all Participants whose Determination Date has not yet occurred. Such date shall also constitute the final distribution date for each Participant or beneficiary whose Accounts are being distributed in installments.

                 (c) The liquidation of the Trust, if any, in connection with any Plan termination shall be accomplished by the Administrative Committee acting on behalf of the Plan Sponsor. After directing that sufficient funds be set aside to provide for the payment of all expenses incurred in the administration of the Plan and the Trust, to the extent not paid or provided for by the Employer, the Administrative Committee shall, as promptly as shall then be reasonable under the circumstances, liquidate the Trust assets and distribute to each Participant or beneficiary his/her Accounts in the Trust Fund. Notwithstanding the foregoing, if the Employer or an Affiliate maintains another defined contribution plan, other than an employee stock ownership plan (as defined in Code Section 4975(e) or 409) or a simplified employee pension plan (as defined in Code Section 408(k)), the Accounts of such Participant shall be transferred to such other plan unless the vested balance of such Accounts does not exceed $3,500 or the Participant consents to distribution of such Accounts. If the vested balance of a Participant's Accounts at the time of any distribution to the Participant exceeds $3,500, then the vested balance of a Participant's Accounts at any subsequent time shall be deemed to exceed $3,500. Upon completion of such liquidation and distribution, the Trust shall finally and completely terminate. In the event the Administrative Committee is no longer in existence, the actions to be taken by the Administrative Committee pursuant to this Section shall be taken by the Trustee.

                                   ARTICLE 12
                                 Miscellaneous

         12.1 No Guarantee of Employment, Etc. Neither the creation of the Plan nor anything contained in the Plan or trust agreement shall be construed as a contract of employment between the Employer and the Participant or as giving any Participant hereunder or other employee of the Employer any right to remain in the employ of the Employer, any equity or other interest in the assets, business or affairs of the Employer, or any right to complain about any action taken or any policy adopted or pursued by the Employer.

         12.2    Nonalienation.

                 (a) Except as may be provided in the Plan with respect to loans to Participants, no Participant shall have any right to sell, assign, pledge, hypothecate, anticipate or in any way create a lien upon any part of the Trust Fund. Except to the extent required by law or provided in the Plan, no interest in the Trust Fund, or any part thereof, shall be assignable in or by operation of law, or be subject to liability in any way for the debts or defaults of Participants, their beneficiaries, spouses or heirs-at-law, whether to the Employer or to others.

                 (b) Prior to the time that distributions are to be made hereunder, the Participants, their spouses, beneficiaries, heirs-at-law or legal representatives shall have no right to receive cash or other things of value from the Employer or the Trustee from or as a result of the Plan and Trust.

         12.3 Qualified Domestic Relations Order. Notwithstanding anything in this Plan to the contrary, the Administrative Committee shall distribute a Participant's Accounts, or any portion thereof, in accordance with the terms of any domestic relations order entered on or after January 1, 1985, which the Administrative Committee determines to be a qualified domestic relations order described in Code Section 414(p).

         12.4 Controlling Law. To the extent not preempted by the laws of the United States of America, the laws of the State of Illinois shall be controlling state law in all matters relating to the Plan.

         12.5 Severability. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of this Plan, but this Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

         12.6 Notification of Addresses. Each Participant and each beneficiary of a deceased Participant shall file with the Administrative Committee from time to time in writing his/her post-office address and each change of post-office address. Any communication, statement or notice addressed to the last post-office address filed with the Administrative Committee, or if no such address was filed with the Administrative Committee, then to the last post-office address of the Participant or beneficiary as shown on the Employer's records, will be binding on the Participant and his/her beneficiary for all purposes of this Plan and neither the Administrative Committee nor the Employer shall be obliged to search for or ascertain the whereabouts of any Participant or beneficiary.

         12.7 Gender and Number. Whenever the context requires or permits, the gender and number of words shall be interchangeable.

                                   ARTICLE 13
                             Adoption by Affiliates

         13.1 Adoption of Plan. Subject to any resolution or terms of any agreement approved by the Board of Directors of the Plan Sponsor or a committee thereof to the contrary, any Affiliate may adopt this Plan for the benefit of its eligible employees if authorized to do so by the Board of Directors of the Plan Sponsor. Such adoption shall be by resolution of such Affiliate's board of directors, a certified copy of which shall be filed with the Plan Sponsor, the Administrative Committee and the Trustee. Upon such adoption, such Affiliate shall become an "Employer."

         13.2 The Plan Sponsor as Agent for Employer. Each Employer which has adopted this Plan pursuant to Section 13.1 hereby irrevocably gives and grants to the Plan Sponsor full and exclusive power conferred upon it by the terms of the Plan and Trust to take or refrain from taking any and all action which such Employer might otherwise take or refrain from taking with respect to the Plan, including sole and exclusive power to exercise, enforce or waive any rights whatsoever which such Employer might otherwise have with respect to the Trust, and each such Employer, by adopting this Plan, irrevocably appoints the Plan Sponsor its agent for such purposes. Neither the Trustee nor the Administrative Committee nor any other person shall have any obligation to account to any such Employer or to follow the instructions of or otherwise deal with any such Employer, the intention being that all persons shall deal solely with the Plan Sponsor as if it were the sole company which had adopted this Plan. Each such Employer shall contribute such amounts as determined under
Article 3.

         13.3    Adoption of Amendments.

                 (a)      Any Employer which adopts this Plan pursuant to
Section 13.1 may amend this Plan with respect to its own employees by resolution of its board of directors, if authorized to do so by the Board of Directors of the Plan Sponsor or any person so duly authorized by the Board of Directors of the Plan Sponsor.

                 (b) Any Employer shall be deemed conclusively to have assented to any amendment of this Plan by the Plan Sponsor without the necessity of any affirmative action on the part of such Employer.

         13.4    Termination.  Any Employer which adopts this Plan pursuant to
Section 13.1 may terminate this Plan with respect to its own employees by resolution of its board of directors, if authorized to do so by the Board of Directors of the Plan Sponsor, or any person so duly authorized by the Board of Directors of the Plan Sponsor.

         13.5 Data to Be Furnished by Employers. Each Employer which adopts this Plan pursuant to Section 13.1 shall furnish information and maintain such records with respect to its Participants as called for hereunder, and its determinations and notifications with respect thereto shall have the same force and effect as comparable determinations by the Plan Sponsor with respect to its Participants.

         13.6 Joint Employees. If a Participant receives Considered Compensation during a Plan Year from more than one Employer, the total amount of such Considered Compensation shall be considered for the purposes of the Plan, and the respective Employers shall share in contributions to the Plan on account of said Participant based on the Considered Compensation paid to such Participant by the Employer.

         13.7 Expenses. Each Employer shall pay such part of actuarial and other necessary expenses incurred in the administration of the Plan as the Plan Sponsor shall determine.

         13.8 Withdrawal. An Employer may withdraw from the Plan by giving 60 days' written notice of its intention to the Plan Sponsor and the Trustee, unless a shorter notice shall be agreed to by the Plan Sponsor.

         13.9 Prior Plans. If an Employer adopting the Plan already maintains a defined contribution plan covering employees who will be covered by this Plan, it may, with the consent of the Plan Sponsor, provide in its resolution adopting this Plan for the termination of its own plan or for the merger, restatement and continuation, of its own plan by this Plan. In either case, such Employer may, subject to the approval of the Plan Sponsor, provide in its resolution of adoption of this Plan for the transfer of the assets of such plan to the Trust for this Plan for the payment of benefits accrued under such other plan.

                                   APPENDIX A

                                 APPLICABLE TO
                         PLASTIC MOLDED CONCEPTS, INC.

         This Appendix A sets forth provisions applicable to Participants in the Plan who were employees of Plastic Molded Concepts, Inc. ("PMC") on December 31, 1995, who became Participants in the Plan on January 1, 1996, and whose assets and liabilities were transferred from the Plastic Molded Concepts 401(k) Trust to the Trust ("Former PMC Participants"). Except to the extent expressly modified by this Appendix A, the provisions of the Plan, including the Appendices thereto, shall apply to the participation of such Former PMC Participants. The provisions of this Appendix A shall, unless provided otherwise, be effective as of January 1, 1996.

A.1      A new definition of PMC Plan shall be added to read as follows:

                 "PMC Plan" means the Plastic Molded Concepts 401(k) Plan as in effect on December 31, 1995, just prior to its merger into this Plan.

A.2      Section 6.6 shall read as follows:

                 6.6 Resignation or Dismissal. If any Participant shall resign or be dismissed from the service of the Employer and all Affiliates, there shall become nonforfeitable a portion or all of his/her Matching Account determined as of his/her Determination Date in accordance with the following schedule, subject to Section 6.7:

                                                     Nonforfeitable
                Years of Service                       Percentage
                ----------------                     --------------
                Less than 1                                 0%
                1 but less than 2                          20%
                2 but less than 3                          40%
                3 but less than 4                          60%
                4 but less than 5                          80%
                5 or more                                 100%

         Any part of the Matching Account of such Participant which does not become nonforfeitable shall be treated as a forfeiture pursuant to
         Section 6.8.

A.3 A Former PMC Participant may elect to receive the value of his/her PMC Plan Accounts as of under Section 7.1 of the Plan in the form of a lump sum, installment payments or in the form of an annuity contract, whether such

         Participant terminates employment before, on, or after his/her Retirement Date. If a Participant elects to receive such an annuity, the requirements of the following Sections 7.2 and 7.3 apply. If a Participant does not elect to receive the annuity, Sections 7.2 and
         7.3 shall not apply.

A.4 In the event a Former PMC Participant dies prior to commencement of his/her benefits, and the balance of the Participant's Accounts was not distributed in accordance with Section 7.3, the beneficiary may receive the balance of such Participant's Accounts under Section 7.4 of the Plan in the form of a lump sum, installments or an annuity contract. The annuity may be for the life of the beneficiary or over a period certain not extending beyond the life expectancy of the beneficiary, subject to the requirements of Section 7.4(c). If the beneficiary is the Participant's surviving spouse, or if the Participant has not designated the form of distribution prior to his/her death, the designated beneficiary must elect the method of distribution no later than the date such distributions are required to begin in accordance with Section 7.4(c).

                                   EXHIBIT A

List of Participating Employers:

         Filtertek, Inc.
         Plastic Molded Concepts, Inc.
         Tek Packaging Group, Headquarters
         Tek Packaging Group Midwest, Facility
         Tek Packaging Group, West Facility